     As filed with the Securities and Exchange Commission on April 30, 1999
                                                      Registration No. 333-14131
                                       Investment Company Act File No. 811-07859
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No. __                              [ ]
     Post-Effective Amendment No. 3                              [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 3                                             [X]
                        (Check appropriate box or boxes)

                               SEPARATE ACCOUNT B
                           --------------------------
                           (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                     -------------------------------------
                              (Name of Depositor)

                            700 Newport Center Drive
                        Newport Beach, California 92660
        ---------------------------------------------------------------
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (949) 640-3743
              ---------------------------------------------------
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                 Vice President
                         Pacific Life Insurance Company
                            700 Newport Center Drive
                        Newport Beach, California 92660
                    ---------------------------------------
                    (Name and Address of Agent for Service)

                        Copies of all communications to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                          Washington, D.C.  20006-2401

       Approximate Date of Proposed Public Offering ____________________

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on May 1, 1999 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered: interests in the separate account under Pacific Innovations individual flexible premium variable accumulation deferred annuity contracts.

PACIFIC INNOVATIONS
FORM N-4
CROSS REFERENCE SHEET

PART A


Item No.                                                    Prospectus Heading

1.       Cover Page                                         Cover Page

2.       Definitions                                        TERMS USED IN THIS PROSPECTUS

3.       Synopsis                                           AN OVERVIEW OF PACIFIC INNOVATIONS

4.       Condensed Financial Information                    YOUR INVESTMENT OPTIONS --- Variable Investment Option Performance;
                                                            ADDITIONAL INFORMATION --- Financial Statements

5.       General Description of Registrant,
         Depositor and Portfolio Companies                  AN OVERVIEW OF PACIFIC INNOVATIONS; PACIFIC LIFE AND THE SEPARATE
                                                            ACCOUNT --- Pacific Life, --- Separate Account B; YOUR INVESTMENT
                                                            OPTIONS --- Your Variable Investment Options; ADDITIONAL INFORMATION
                                                            --- Voting Rights

6.       Deductions and Expenses                            AN OVERVIEW OF PACIFIC INNOVATIONS; HOW YOUR PAYMENTS ARE ALLOCATED
                                                            --- Transfers; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS --- Optional
                                                            Withdrawals

7.       General Description of
         Variable Annuity Contracts                         TERMS USED IN THIS PROSPECTUS; AN OVERVIEW OF PACIFIC INNOVATIONS;
                                                            PURCHASING YOUR CONTRACT --- How to Apply for your Contract; HOW YOUR
                                                            PAYMENTS ARE ALLOCATED; RETIREMENT BENEFITS AND OTHER PAYOUTS ---
                                                            Choosing Your Annuity Option, --- Your

                                                            Annuity Payments, --- Death Benefits; ADDITIONAL INFORMATION ---
                                                            Voting Rights, --- Changes to Your Contract, --- Changes to All
                                                            Contracts, --- Inquiries and Submitting Forms and Requests, ---
                                                            Timing of Payments and Transactions

8.       Annuity Period                                     RETIREMENT BENEFITS AND OTHER PAYOUTS

9.       Death Benefit                                      RETIREMENT BENEFITS AND OTHER PAYOUTS --- Death Benefits


10.      Purchases and Contract Value                       AN OVERVIEW OF PACIFIC INNOVATIONS, PURCHASING YOUR CONTRACT; HOW YOUR
                                                            PAYMENTS ARE ALLOCATED; PACIFIC LIFE AND THE SEPARATE ACCOUNT ---
                                                            Pacific Life; THE GENERAL ACCOUNT --- Withdrawals and Transfers

11.      Redemptions                                        AN OVERVIEW OF PACIFIC INNOVATIONS; CHARGES, FEES AND DEDUCTIONS;
                                                            WITHDRAWALS; ADDITIONAL INFORMATION --- Timing of Payments and
                                                            Transactions;  THE GENERAL ACCOUNT  --- Withdrawals and Transfers

12.      Taxes                                              AN OVERVIEW OF PACIFIC INNOVATIONS; CHARGES, FEES AND DEDUCTIONS ---
                                                            Premium Taxes; WITHDRAWALS --- Optional Withdrawals, --- Tax
                                                            Consequences of Withdrawals; FEDERAL TAX STATUS

13.      Legal Proceedings                                  Not Applicable

14.      Table of Contents of the Statement
         of Additional Information                          CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

Item No.                                                    Statement of Additional Information Heading

15.      Cover Page                                         Cover Page

16.      Table of Contents                                  TABLE OF CONTENTS

17.      General Information and History                    Not Applicable

18.      Services                                           Not Applicable

19.      Purchase of Securities Being Offered               THE CONTRACTS AND THE SEPARATE ACCOUNT --- Calculating Subaccount
                                                            Unit Values, --- Systematic Transfer Programs

20.      Underwriters                                       DISTRIBUTION OF THE CONTRACTS --- Pacific Mutual Distributors, Inc.

21.      Calculation of Performance Data                    PERFORMANCE

22.      Annuity Payments                                   THE CONTRACTS AND THE SEPARATE ACCOUNT --- Variable Annuity Payment
                                                            Amounts

23.      Financial Statements                               FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

P A C I F I C   I N N O V A T I O N S
P R O S P E C T U S   M A Y   1,   1 9 9 9


This Contract is not available in all    Pacific Innovations is an individual flexible premium deferred variable annuity states. This Prospectus is not an offer  contract issued by Pacific Life Insurance Company.
in any state or jurisdiction where       This Prospectus provides information you should know before buying a Contract. It's
we're not legally permitted to offer     accompanied by a current Prospectus for the Pacific Innovations Trust, the Trust
the Contract.                            that provides the underlying Funds for the Variable Investment Options offered under
The Contract is described in detail in   the Contract. Please read both Prospectuses carefully, and keep them for future
this Prospectus and its Statement of     reference.
Additional Information (SAI). The        Here's a list of all of the Investment Options available under your Contract:
Pacific Innovations Trust is described   VARIABLE INVESTMENT OPTIONS
in its Prospectus and its SAI. No one    Money Market                            Mid-Cap Equity
has the right to describe the Contract   Managed Bond                           Aggressive Growth
or the Pacific Innovations Trust any     Capital Income                           International
differently than they have been          Blue Chip
described in these documents.            FIXED OPTION
You should be aware that the Securities  Fixed
and Exchange Commission (SEC) has not    You'll find more information about the Contract and Separate Account A in the SAI
reviewed the Contract and does not       dated May 1, 1999. The SAI has been filed with the SEC and is considered to be part
guarantee that the information in this   of this Prospectus because it's incorporated by reference. You'll find a table of
Prospectus is accurate or complete.      contents for the SAI on page 40 of this Prospectus. You can get a copy of the SAI
It's a criminal offense to say           without charge by calling or writing to Pacific Life. You can also visit the SEC's
otherwise.                               website at www.sec.gov, which contains the SAI, material incorporated into this
THIS CONTRACT IS NOT A DEPOSIT OR        Prospectus by reference, and other information about registrants that file
OBLIGATION OF, OR GUARANTEED OR          electronically with the SEC.
ENDORSED BY, ANY BANK. IT'S NOT
FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE
FEDERAL RESERVE BOARD, OR ANY OTHER
GOVERNMENT AGENCY. INVESTMENT IN A
CONTRACT INVOLVES RISK, INCLUDING
POSSIBLE LOSS OF PRINCIPAL.

Y O U R   G U I D E   T O   T H I S   P R O S P E C T U S

AN OVERVIEW OF PACIFIC INNOVATIONS                      3
---------------------------------------------------------
YOUR INVESTMENT OPTIONS                                 9
Your Variable Investment Options                        9
Your Fixed Option                                       9
---------------------------------------------------------
PURCHASING YOUR CONTRACT                               10
How to Apply for Your Contract                         10
Making Your Purchase Payments                          10
---------------------------------------------------------
HOW YOUR PAYMENTS ARE ALLOCATED                        10
Choosing Your Investment Options                       10
Investing in Variable Investment Options               11
When Your Investment is Effective                      11
Transfers                                              11
---------------------------------------------------------
CHARGES, FEES AND DEDUCTIONS                           12
Withdrawal Charge                                      12
Premium Taxes                                          14
Annual Fee                                             14
Waivers and Reduced Charges                            14
Mortality and Expense Risk Charge                      14
Administrative Fee                                     15
Expenses of the Trust                                  15
---------------------------------------------------------
RETIREMENT BENEFITS AND OTHER PAYOUTS                  15
Selecting Your Annuitant                               15
Annuitization                                          15
Choosing Your Annuity Date ("Annuity Start Date")      16
Default Annuity Date and Options                       16
Choosing Your Annuity Option                           17
Your Annuity Payments                                  18
Death Benefits                                         18
---------------------------------------------------------
WITHDRAWALS                                            20
Optional Withdrawals                                   20
Tax Consequences of Withdrawals                        22
Right to Cancel                                        22
---------------------------------------------------------
PACIFIC LIFE AND THE SEPARATE ACCOUNT                  22
Pacific Life                                           22
Separate Account B                                     23
Financial Highlights                                   24
FEDERAL TAX STATUS                                     25
Taxes Payable by Contract Owners: General Rules        25
Qualified Contracts                                    26
Loans                                                  28
Withholding                                            30
Impact of Federal Income Taxes                         30
Taxes on Pacific Life                                  30
---------------------------------------------------------
ADDITIONAL INFORMATION                                 31
Performance Information                                31
Voting Rights                                          31
Changes to Your Contract                               31
Changes to All Contracts                               32
Inquiries and Submitting Forms and Requests            33
Telephone Transactions                                 33
Timing of Payments and Transactions                    34
Confirmations, Statements and Other Reports to
  Contract Owners                                      34
Replacement of Life Insurance or Annuities             34
Sales Commissions                                      34
Preparation for the Year 2000                          35
Financial Statements                                   35
Legal Matters                                          35
---------------------------------------------------------
THE GENERAL ACCOUNT                                    36
General Information                                    36
Guarantee Terms                                        36
Withdrawals and Transfers                              36
---------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                          38
---------------------------------------------------------
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION    40
---------------------------------------------------------
APPENDIX A: STATE LAW VARIATIONS                       41
---------------------------------------------------------
WHERE TO GO FOR MORE INFORMATION                   BACK
  COVER

                                                                               3
A N  O V E R V I E W  O F  P A C I F I C  I N N O V A T I O N S


                                         This overview tells you some key things you should know about your Contract. It's designed as a summary only -- please read this Prospectus, your Contract, and the
                                         Statement of Additional Information for more detailed information.
                                         Some states have different rules about how annuity contracts are described or administered. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.
                                         In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific
                                         Life, we, us and our refer to Pacific Life Insurance Company. Contract means a
                                         Pacific Innovations variable annuity contract, unless we state otherwise.

PACIFIC INNOVATIONS BASICS               Pacific Innovations is an annuity contract between you and Pacific Life Insurance
An annuity contract may be appropriate   Company.
if you're looking for retirement income  This Contract is designed for long-term financial planning. It allows you to invest
or you want to meet other long-term      money on a tax-deferred basis for retirement or other goals, and to receive income
financial objectives.                    in a variety of ways, including a series of income payments for life or for a
This Contract may not be the right one   specified period of years.
for you, however, if you need to         Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified
withdraw money for short-term needs,     Contract with "after-tax" dollars. You buy a Qualified Contract under a qualified
because withdrawal charges and tax       retirement or pension plan, or an individual retirement annuity or account (IRA), or
penalties for early withdrawal may       form thereof.
apply.                                   Pacific Innovations is a variable annuity, which means that the value of your
You should consider the Contract's       Contract fluctuates depending on the performance of the Investment Options you investment and income benefits, as well  choose. The Contract allows you to choose how often you make Purchase Payments and
as its costs.                            how much you add each time. The Contract provides a death benefit if the first Owner or last Annuitant dies during the accumulation phase.
                                         YOUR RIGHT TO CANCEL
                                         During the right to cancel period, you have the right to cancel your Contract and return it to us or to your registered representative for a refund. The amount refunded may be more or less than the Purchase Payments you've made, depending on the state where you signed your application and the kind of Contract you buy. If you signed your application in a state that requires us to refund Purchase Payments, we'll hold any Purchase Payments allocated to the Variable Investment Options in the
                                         Money Market Investment Option until the Right to Cancel Transfer Date.


4
A N  O V E R V I E W  O F  P A C I F I C  I N N O V A T I O N S


THE ACCUMULATION PHASE                   During the accumulation phase, you can put money in your Contract by making Purchase
The Investment Options you choose and    Payments, and choose Investment Options to allocate them to. You can also take money
how they perform will affect the value   out of your Contract by making a withdrawal. The accumulation phase begins on your
of your Contract during the              Contract Date and continues until your Annuity Date.
accumulation phase, as well as the       PURCHASE PAYMENTS
amount of your annuity payments during   Your initial Purchase Payment must be at least $5,000 for a Non-Qualified Contract
the income phase if you choose a         and at least $2,000 for a Qualified Contract. Additional Purchase Payments must be
variable annuitization payout.           at least $100 for a Non-Qualified Contract and $50 for a Qualified Contract.
You can ask your registered              INVESTMENT OPTIONS
representative to help you choose the    You can choose from seven Variable Investment Options (also called Subaccounts), right Investment Options for your goals  each of which invests in a corresponding Fund of the Pacific Innovations Trust. Bank
and risk tolerance.                      of America National Trust and Savings Association (Bank of America) is the
You'll find more about the Investment    investment adviser for the Pacific Innovations Trust. Bank of America oversees the
Options starting on page 9.              management of all of the Trust's Funds and manages five of the Funds directly. Bank of America has retained other asset managers to manage two of the Funds. The value of each Fund will fluctuate with the value of the investments it holds, and returns are not guaranteed.
                                         You can also choose the Fixed Option which earns a Guaranteed Interest Rate of at least 3% annually.
                                         We allocate your Purchase Payments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the
                                         Investment Options you've chosen. You bear the investment risk of any Variable
                                         Investment Options you choose.
You'll find more about transfers         TRANSFERRING AMONG INVESTMENT OPTIONS
starting on page 11.                     You can transfer among Investment Options any time until your Annuity Date without paying any current income tax. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.
You'll find more about withdrawals       WITHDRAWALS
starting on page 20.                     You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Purchase Payments that are less than six years old. Some restrictions apply to making withdrawals from the
                                         Fixed Option.
                                         In general, you may have to pay tax on withdrawals or other distributions from your
                                         Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

                                                                               5
A N   O V E R V I E W   O F   P A C I F I C   I N N O V A T I O N S


THE INCOME PHASE                         The income phase of your Contract begins on your Annuity Date. Generally, you can
You'll find more about annuitization     choose to surrender your Contract and receive a single payment or you can annuitize
starting on page 15.                     your Contract and receive a series of income payments.

                                         You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the payments to your designated payee.

                                         If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments you can exchange your
                                         Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

THE DEATH BENEFIT                        The Contract provides a death benefit if the first Owner or last surviving Annuitant
You'll find more about the death         dies during the accumulation phase. Death benefit proceeds are payable when we
benefit starting on page 18.             receive proof of death and payment instructions. Who we pay a death benefit to, and how we calculate the amount of the death benefit depend on who dies first and the type of Contract you own.

6
A N  O V E R V I E W  O F  P A C I F I C  I N N O V A T I O N S

                                         This section of the overview explains the fees and expenses associated with your
                                         Pacific Innovations Contract.


For information about how Separate         -  CONTRACT EXPENSES are expenses that we deduct from your Contract. These expenses are
Account B and Fund expenses affect            fixed under the terms of your Contract. Premium taxes or other taxes may also apply
accumulation units, see Financial             to your Contract. We generally charge premium taxes when you annuitize your
Highlights on page 24.                        Contract, but there may be other times when we charge them to your Contract instead.
                                              Please see your Contract for details.
                                           -  SEPARATE ACCOUNT B ANNUAL EXPENSES are expenses that we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.
                                           -  FEES AND EXPENSES PAID BY THE PACIFIC INNOVATIONS TRUST affect you indirectly if you choose a Variable Investment Option because they reduce Fund returns. They can vary from year to year. They are not fixed and are not part of the terms of your
                                              Contract.




CONTRACT EXPENSES                               Sales charge on Purchase Payments                               none
                                                Maximum withdrawal charge, as a percentage of Purchase          7.0%(1)
                                                Payments
                                                Withdrawal transaction fee                                      none(2)
                                                Transfer fee                                                    none(3)
                                                Annual Fee                                                    $30.00(4)

SEPARATE ACCOUNT B ANNUAL EXPENSES              Mortality and Expense Risk Charge                              1.25%(5)
(as a percentage of the average daily           Administrative Fee                                             0.15%(5)
Account Value)                                  Total Separate Account B Annual Expenses                       1.40%



                                         (1)  The withdrawal charge may not apply or may be reduced under certain circumstances.
                                              See WITHDRAWALS, and CHARGES, FEES AND DEDUCTIONS.
                                         (2)  In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS -- OPTIONAL WITHDRAWALS.
                                         (3)  In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR PAYMENTS ARE ALLOCATED -- TRANSFERS.
                                         (4)  We deduct the Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than
                                              $50,000 after deducting any outstanding loan and interest (your Net Contract Value).
                                              See CHARGES, FEES AND DEDUCTIONS.
                                         (5)  This is an annual rate. The daily rate is calculated by dividing the annual rate by
                                              365.

                                                                               7
A N   O V E R V I E W   O F   P A C I F I C   I N N O V A T I O N S


FEES AND EXPENSES PAID BY THE PACIFIC    The Pacific Innovations Trust pays advisory fees and other expenses. These are
INNOVATIONS TRUST                        deducted from the assets of the Trust's Funds and may vary from year to year. They
(as a percentage of each Fund's average  are not fixed and are not part of the terms of your Contract. If you choose a
daily net assets, after expense          Variable Investment Option, these fees and expenses affect you indirectly because
reimbursements)                          they reduce Fund returns.

You'll find more about the Pacific       MANAGEMENT FEE
Innovations Trust starting on page 9,    Bank of America is the investment adviser to the Trust. The Trust pays a management
and in the Trust's Prospectus, which     fee to Bank of America for these services. The table below shows the management fee
accompanies this Prospectus.             as an annual percentage of each Fund's average daily net assets.

                                         OTHER EXPENSES
                                         The table also shows expenses the Trust paid in 1998, as an annual percentage of each Fund's average daily net assets. To help limit Trust expenses, Pacific Life and
                                         Bank of America have agreed to waive all or part of their fees for services provided to the Trust, or otherwise reimburse each Fund for expenses that exceed the total expenses listed in the table. Pacific Life and Bank of America do this voluntarily, and may discontinue these waivers and reimbursements at any time.


                                                            FUND                 MANAGEMENT FEE   OTHER EXPENSES   TOTAL EXPENSES
                                             Money Market(1)                         0.05%            0.55%            0.60%
                                             Managed Bond(1)                         0.11%            0.64%            0.75%
                                             Capital Income(1)                       0.19%            0.68%            0.87%
                                             Blue Chip(1)                            0.20%            0.74%            0.94%
                                             Mid-Cap Equity(1)                       0.19%            0.75%            0.94%
                                             Aggressive Growth(1)                    0.15%            0.87%            1.02%
                                             International(1)                        0.02%            1.22%            1.24%

(1) Actual total expenses last year, before any waivers and reimbursements, were 1.37% for Money Market Fund, 1.20% for Managed Bond Fund, 1.30% for Capital Income Fund, 1.40% for Blue Chip Fund, 1.43% for Mid-Cap Equity Fund, 1.72% for Aggressive Growth Fund, and 3.57% for International Fund.

8
A N   O V E R V I E W   O F   P A C I F I C   I N N O V A T I O N S


EXAMPLES                                 The following table shows the expenses you would pay on each $1,000 you invested, if at the end of each period, you: annuitized your Contract, surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.
                                         These examples assume the following:

                                           -  the Contract Value starts at $35,000
                                           -  the Investment Options have an annual return of 5%
                                           -  the Annual Fee is deducted for Contract Values less than $50,000, after deducting any outstanding loan and interest
                                           -  no Annual Fee is deducted for annuitized amounts or Contract Values of $50,000 or more
                                              THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES IN ANY YEAR
                                              MAY BE MORE OR LESS THAN THOSE SHOWN HERE.

                                                                       EXPENSES IF YOU            EXPENSES IF YOU
                                                                       ANNUITIZED YOUR            SURRENDERED YOUR
                                                                       CONTRACT ($)               CONTRACT ($)
                                                 VARIABLE ACCOUNT       1 yr         3 yr          1 yr          3 yr
                                             Money Market              $ 84.15      $ 65.21       $ 84.15      $ 110.21
                                             Managed Bond                85.65        69.76         85.65        114.76
                                             Capital Income              86.85        73.38         86.85        118.38
                                             Blue Chip                   87.56        75.49         87.56        120.49
                                             Mid-Cap Equity              87.56        75.49         87.56        120.49
                                             Aggressive Growth           88.46        78.19         88.46        123.19
                                             International               90.55        84.47         90.55        129.47

                                                                       EXPENSES IF YOU DID
                                                                       NOT ANNUITIZE OR
                                                                       SURRENDER, BUT LEFT
                                                                       THE MONEY IN YOUR
                                                                       CONTRACT ($)
                                                 VARIABLE ACCOUNT       1 yr         3 yr
                                             Money Market              $ 21.15      $ 65.21
                                             Managed Bond                22.65        69.76
                                             Capital Income              23.85        73.38
                                             Blue Chip                   24.56        75.49
                                             Mid-Cap Equity              24.56        75.49
                                             Aggressive Growth           25.46        78.19
                                             International               27.55        84.47

                            YOUR INVESTMENT OPTIONS



You may choose among seven different Variable Investment Options and the Fixed Option.


YOUR VARIABLE INVESTMENT OPTIONS


Each Variable Investment Option invests in a separate Fund of the Trust.



For your convenience, the following chart summarizes some basic data about each Fund. THIS CHART IS ONLY A SUMMARY. FOR MORE COMPLETE INFORMATION ON EACH FUND, INCLUDING A DISCUSSION OF THE FUND'S INVESTMENT TECHNIQUES AND THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE THE ACCOMPANYING TRUST PROSPECTUS. NO ASSURANCE CAN BE GIVEN THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. YOU SHOULD READ THE TRUST PROSPECTUS CAREFULLY BEFORE INVESTING.



                                                             PRIMARY INVESTMENTS
FUND                     INVESTMENT OBJECTIVE                (UNDER NORMAL CONDITIONS)           MANAGER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------------------
  Money Market           Liquidity and current income        Short-term debt obligations issued  Bank of America
                         consistent with preservation of     or guaranteed by U.S. Government,
                         capital                             its agencies, authorities or
                                                             instrumentalities
-----------------------------------------------------------------------------------------------------------------------------
  Managed Bond           Interest income and capital         Investment grade, intermediate and  Scudder Kemper Investments,
                         appreciation                        longer term bonds                   Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Capital Income         Total investment return, comprised  Convertible bonds and convertible   Bank of America
                         of current income and capital       preferred stocks
                         appreciation
-----------------------------------------------------------------------------------------------------------------------------
  Blue Chip              Long-term capital appreciation      Blue chip stocks                    Bank of America
-----------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Equity         Capital appreciation; income is a   Stocks of companies with medium     Bank of America
                         secondary consideration             market capitalizations
-----------------------------------------------------------------------------------------------------------------------------
  Aggressive Growth      Maximum capital appreciation        Common stocks and securities        Bank of America
                                                             convertible into common stocks of
                                                             companies with smaller market
                                                             capitalizations
-----------------------------------------------------------------------------------------------------------------------------
  International          Long-term capital growth            Foreign equity securities           Wellington Management
                                                                                                 Company, LLP
-----------------------------------------------------------------------------------------------------------------------------


The Trust Manager


Bank of America is the manager of the Trust. Bank of America and the Trust have retained other Subadvisers, supervised by Bank of America, for two of the Funds.


YOUR FIXED OPTION

The Fixed Option offers you a guaranteed minimum interest rate on the amounts you allocate to this Option. Amounts you allocate to the Fixed Option, and your earnings credited, become part of Pacific Life's General Account. For more detailed information about these Options, see THE GENERAL ACCOUNT section in this Prospectus.

10

                            PURCHASING YOUR CONTRACT

HOW TO APPLY FOR YOUR CONTRACT

To purchase a Contract, fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and payment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days without seeking your permission.

You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-5558, if you are interested in this option.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her attained birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/owner or their estate.

MAKING YOUR PURCHASE PAYMENTS

Making Your Initial Payment

Your initial Purchase Payment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000.

Making Additional Payments

You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment must be at least $100 for Non-Qualified Contracts and $50 for Qualified Contracts.

Forms of Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your "Right to Cancel" period may be delayed until your check has cleared.

                        HOW YOUR PAYMENTS ARE ALLOCATED

CHOOSING YOUR INVESTMENT OPTIONS


You may allocate your Purchase Payments among the seven Subaccounts and the Fixed Option. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective either on your Contract Date or on your Right to Cancel Transfer Date. Any additional Purchase Payments received prior to your Right to Cancel Transfer Date will be allocated to the Investment Options you selected either on the Business Day we receive the Payment in proper form or on your Right to Cancel Transfer Date. See WITHDRAWALS--RIGHT TO CANCEL. Each additional Purchase Payment after the Right to Cancel Transfer Date will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount.

INVESTING IN VARIABLE INVESTMENT OPTIONS

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

     Example: You allocate $600 to the Capital Income Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Capital Income Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Fund. For example, the value of Units in the Blue Chip Subaccount will change to reflect the performance of the Blue Chip Fund (including that Fund's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units as of 4:00 p.m., Eastern time on each Business Day. The SAI contains a detailed discussion of these calculations.

WHEN YOUR INVESTMENT IS EFFECTIVE

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.


Your initial Purchase Payment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Purchase Payment in proper form. See ADDITIONAL INFORMATION--INQUIRIES AND SUBMITTING FORMS AND REQUESTS.


TRANSFERS

Once your payments are allocated to the Investment Options you selected, you may transfer your Contract Value, less Loan Account Value, from any Investment Option to any other. Certain restrictions apply to the Fixed Option. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS. Transfer requests are normally effective on the Business Day we receive them in proper form. If your Contract was issued in a state that requires refund of Purchase Payments under your Right to Cancel, or if your contract is an IRA, transfers may only be made after your Right to Cancel Transfer Date. See WITHDRAWALS--RIGHT TO CANCEL.

No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging and earnings sweep options are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options proportionately, based on your relative Account Value in each immediately after the transfer.

We have the right, at our option, to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option

12

that is less than the minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. We also reserve the right to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We reserve the right to reject any transfer request. As of the date of this prospectus, the only restriction is that we will not accept instructions from agents acting under a power of attorney or otherwise on behalf of multiple Contract Owners.

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after annuitization are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS AND THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.


Automatic Transfer Options



We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing and earnings sweep. There is no charge for these options, although transfers under the dollar cost averaging and earnings sweep options are counted towards your total transfers in a Contract Year.


Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option or the Fixed Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

Portfolio Rebalancing


You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Blue Chip Subaccount, 40% in the Capital Income Subaccount, and 30% in the Aggressive Growth Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.


Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

WITHDRAWAL CHARGE

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on (i) amounts annuitized after the first Contract Year, if annuitized for at least five years, (ii) payments of death benefits, (iii) withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the last or sole Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less. We will not impose a withdrawal charge on withdrawals of Purchase Payments held under your Contract for at least five Contract Years. In no event will the aggregate withdrawal charges imposed exceed 7.0% of your total Purchase Payments.

Free Withdrawals

We will not impose a withdrawal charge on your withdrawal to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

     Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700). After this withdrawal, your Contract Value is $17,300 ($15,300 attributable to Purchase Payments and $2,000 attributable to earnings). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

We calculate your withdrawal charge by assuming that amounts withdrawn are attributed to Purchase Payments in the order the Payments were received by us, then to Earnings. The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A payment is "one year old" or has an "age of one" from the day it is effective until your next Contract Anniversary; beginning on that Contract Anniversary, your payment will have an "age of two" for a full Contract Year. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

"AGE" OF PAYMENT                                             WITHDRAWAL
IN YEARS                                                       CHARGE
----------------                                             ----------
       1...................................................      7%
       2...................................................      6%
       3...................................................      5%
       4...................................................      3%
       5...................................................      1%
       6 or more...........................................      0%

     Example: If in the example above, in Contract Year 3, a gross withdrawal of $2,000 instead of $1,700 was requested, it would generate a withdrawal charge of $15, calculated by subtracting the "free 10%" (10% X $17,000 = $1,700) from the withdrawal amount ($2,000) and applying to the result ($300) the applicable withdrawal charge percentage (5%). The net withdrawal proceeds to you would be $1,985. After this withdrawal, the remaining Contract Value would be $17,000, of which $15,000 would be attributable to Purchase Payments and $2,000 to Earnings.

The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge.

Transfers


Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR PAYMENTS ARE ALLOCATED--TRANSFERS and THE GENERAL ACCOUNT-- WITHDRAWALS AND TRANSFERS.

14

PREMIUM TAXES

Depending on (among other factors) your state of residence, a tax may be imposed on your Purchase Payments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Purchase Payments ("premium taxes") on your behalf, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments or payments we make under the Contract. Currently, we do not impose any such charges.

ANNUAL FEE

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

WAIVERS AND REDUCED CHARGES


We may reduce or waive the withdrawal charge or Annual Fee or credit additional amounts in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts and group sales and on mass transactions over multiple Contracts. In addition, we may waive the Annual Fee and/or credit an additional amount to the Contract Value of those Contracts sold to persons who meet criteria established by Pacific Life, which may include officers, and employees of Pacific Life and our affiliates, registered representatives and employees of broker-dealers with a current selling agreement with us and their affiliates, and employees of affiliated asset management firms ("Eligible Persons") and immediate family members of Eligible Persons. We will only reduce or waive such charges and fees or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. These credits will be added to an Eligible Person's Contract when we apply the Purchase Payments. Eligible Persons and their immediate families also may purchase a Contract with reduced minimum Purchase Payment requirements.



If you are an Eligible Person you will not keep any amounts credited if you return your Contract during the Right to Cancel period as described under WITHDRAWALS--RIGHT TO CANCEL.


MORTALITY AND EXPENSE RISK CHARGE

We assess a charge against the assets of each Subaccount to compensate us for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that Annuitants will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."


This Risk Charge is assessed daily at an annual rate of 0.0125 of each Subaccount's assets; this charge may not be increased for the duration of your Contract.


The Risk Charge will stop at annuitization if you select a fixed annuity; the Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

ADMINISTRATIVE FEE

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.


The Administrative Fee is assessed daily at an annual rate of 0.0015 of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract.


EXPENSES OF THE TRUST


Your Variable Account Value reflects advisory fees and other expenses incurred by the various Funds of the Trust, net of any applicable reimbursements. These fees and expenses may vary from year to year. The Trust is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of the Trust or any Fund. The Trust's fees and expenses are described in detail in the Trust's Prospectus and its SAI.


                     RETIREMENT BENEFITS AND OTHER PAYOUTS

SELECTING YOUR ANNUITANT

When you submit the application for your Contract, you must choose an Annuitant and may choose a Joint Annuitant. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is described in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. You may not choose an Annuitant who has reached his or her 86th birthday at the time your Contract is issued. This restriction applies to Joint and Contingent Annuitants as well as to a sole Annuitant. When adding or changing Contingent Annuitants, the newly named Contingent Annuitant must be less than age 86 at the time of change or addition. In addition, we reserve the right to require proof of age or survival of the Annuitant(s).

ANNUITIZATION


You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, as long as the net amount you annuitize is at least $10,000, subject to any exceptions under state law. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, and any Annual Fee. We will distribute your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, and any Annual Fee, to you in a single

16

sum if the net amount of your Contract Value available to convert to an annuity is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")

You should choose your Annuity Start Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us in writing (or other form acceptable to us). We must receive your written notice at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 95th birthday. In the case of certain trusts, the Annuity Date can not be later than the Annuitant's 100th birthday. To meet IRS minimum distribution rules, your Annuity Date may need to be earlier. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Section 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire.

For retirement plans that qualify under Section 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Start Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information and specific tax advice if you are interested in this option.

DEFAULT ANNUITY DATE AND OPTIONS

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. If you have a Qualified Contract and fail to choose an Annuity Date, your Annuity Date will be April 1 of the calendar year following the year your Annuitant attains age
70 1/2; if your Annuitant has already attained age 70 1/2 on the Contract Date, your Annuity Date will be April 1 of the calendar year following your first Contract Anniversary.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with Ten Year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.


CHOOSING YOUR ANNUITY OPTION


You make three basic decisions about your annuity payments. First, you must choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you must choose the form of annuity payments (see ANNUITY OPTIONS). Third, you must decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.


Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be part of our General Account.

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

    - Life Only. Periodic payments are made to the payee during his or her lifetime. Payments stop when the Annuitant dies.

    - Life with Period Certain. Periodic payments are made to the payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

    - Joint and Survivor Life. Periodic payments are made to the Primary Annuitant during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the payee named in the election if and as long as the secondary Annuitant lives. You may choose to have the payments based on the life expectancy of the surviving secondary Annuitant equal to 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Payments stop when both Annuitants die.

    - Period Certain Only. Periodic payments are made to the payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

18

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

YOUR ANNUITY PAYMENTS

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable income factor in effect for your Contract on the Annuity Date which is at least as great as the applicable variable annuity income factor in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS

A death benefit may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit will be paid according to the DEATH BENEFIT PROCEEDS section.

Death Benefit Proceeds

The proceeds of any death benefit payable will be paid upon receipt of proof of death, in proper form, and instructions regarding payment and will be the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an annuity, or in accordance with IRS regulations (see MANDATORY DISTRIBUTION ON DEATH). Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Mandatory Distribution on Death

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. If the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. A sole designated recipient who is the Contract Owner's spouse may elect to become the Contract Owner (and sole Annuitant if the deceased Contract Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Start Date. A Joint or Contingent Owner who is the designated recipient but not the Contract Owner's spouse may not continue the Contract, but may purchase a new Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any Annual Fee, and any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes and/or other taxes, if the non-individual elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

Death Benefit Amounts

The Death Benefit Amount as of the Notice Date and prior to the Annuity Date is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments, reduced by any applicable charges and fees, and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

The Guaranteed Minimum Death Benefit ("GMDB") Amount will be calculated only when a death benefit becomes payable as a result of the death of the sole Annuitant and is determined as follows: We look at the Contract as of the first Contract Anniversary and as of every subsequent Contract Anniversary prior to the Annuity Date, that is, the 1st, 2nd, 3rd , etc., until the earlier of (i) the date the Annuitant reaches his or her 81st birthday, (ii) the date of the Annuitant's death, or (iii) the Annuity Date, (each of these Anniversaries is a "Milestone Date"). For each Milestone Date, we calculate the Death Benefit Amount and (a) add the aggregate amount of any Purchase Payments received by us after that Milestone Date, (b) subtract an amount for each withdrawal that is calculated by multiplying that Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal, and (c) subtract the aggregate amount of any previous charges, fees, and/or taxes effected since that Milestone Date.

The highest of these adjusted Death Benefit Amounts, as of the Notice Date, is the GMDB Amount. CALCULATIONS OF ANY GUARANTEED MINIMUM DEATH BENEFIT ARE ONLY MADE ONCE DEATH BENEFIT PROCEEDS BECOME PAYABLE UNDER YOUR CONTRACT.

The Notice Date is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

20

Death Benefit: Death of the Annuitant

If the Annuitant dies on or before the first Contract Anniversary, or if the Annuitant had already reached his or her 81st birthday as of the first Contract Anniversary, the death benefit will be equal to the Death Benefit Amount as of the Notice Date.

If the Annuitant dies prior to the Annuity Date but after the first Contract Anniversary, and had not yet reached his or her 81st birthday as of the first Contract Anniversary, the death benefit will be equal to the greater of (a) the Death Benefit Amount as of the Notice Date; or (b) the GMDB Amount as of the Notice Date.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit is payable to the Beneficiary, if living; if not, to the Owner's estate.

If both Owner and Annuitant die simultaneously, the death benefit will be paid to the Beneficiary, if living; if not, to the Owner's estate.

Death Benefit: Death of a Contract Owner

If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not to the Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

If a Contract Owner who is the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of your Death Benefit Amount or the GMDB Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Beneficiary if living; if not, to the Owner's estate. Joint and/or Contingent Owners and/or Annuitants will not be considered in determining the recipient of death benefit proceeds.

                                  WITHDRAWALS

OPTIONAL WITHDRAWALS

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any withdrawal charge, any withdrawal transaction fee, and any charge for premium tax and/or other taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any adjustment for federal and state income tax withholding (See FEDERAL TAX STATUS). There may be additional restrictions on partial withdrawals from the Fixed Option (see THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS).

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% tax penalty if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of
Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw a portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

22

TAX CONSEQUENCES OF WITHDRAWALS

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. YOU SHOULD CONSULT WITH A TAX ADVISER BEFORE MAKING ANY WITHDRAWAL OR SELECTING THE PRE-AUTHORIZED WITHDRAWAL OPTION. See FEDERAL TAX STATUS.

RIGHT TO CANCEL


You may return your Contract for cancellation and a full refund during your Right to Cancel period. Your Right to Cancel period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges. Thus, a Contract Owner who returns a Contract within the Right to Cancel period bears only the investment risk attributable to Purchase Payments. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS -- WAIVERS AND REDUCED CHARGES, if you return your Contract during the Right to Cancel period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains exceed the withdrawal charge percentage on your Contract, you will receive the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Right to Cancel period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.


Some states' laws and IRA rules require us to refund your Purchase Payments instead of your Account Value. If your Contract is issued in one of these states (the "issue state"), or is an IRA, the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your Right to Cancel period. In such cases, we will transfer your Contract Value in the Money Market Subaccount to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date (your "Right to Cancel Transfer Date"). We reserve the right to extend your Right to Cancel Transfer Date by the number of days in excess of ten days that the issue state allows you to return your Contract to us pursuant to your Right to Cancel right. You may not waive your Right to Cancel.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

PACIFIC LIFE


We are a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment advisory services. As of the end of 1998, we had $89.6 billion of individual life insurance in force and total admitted assets of approximately $37.6 billion. We have been ranked according to admitted assets as of the 18th largest life insurance carrier in the nation based on December 31, 1998 assets. The Pacific Life family of companies has total assets and funds under management of $290 billion as of December 31, 1998. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.



We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.


We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding

Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.


Our subsidiary, Pacific Mutual Distributors, Inc. ("PMD"), serves as the principal underwriter for the Contracts. PMD is located at 700 Newport Center Drive, Newport Beach, California 92660. PMD and Pacific Life enter into selling agreements with broker-dealers, under which properly licensed registered representatives of such broker-dealers act as agents of Pacific Life in the sale of the Contracts.


We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

SEPARATE ACCOUNT B

Separate Account B was established on September 25, 1996 as a separate account of Pacific Life, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account.

Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.


Shares of the Trust currently are offered only for purchase by Separate Account
B. Shares of the Trust may also be sold in the future to other separate accounts in connection with variable annuity and variable life insurance contracts may be allowed in the future, which could create conflicts. See the Prospectus for the Trust.

24

                              FINANCIAL HIGHLIGHTS


The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.


This information in the table for the period ended December 31, 1998 is included in the financial statements of Separate Account B, which have been audited by Deloitte & Touche, LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account B, which are included in its annual report dated as of December 31, 1998.

                                                                 1998             1997
MONEY MARKET(1)
Subaccount Unit Value at beginning of period                      $10.30           $10.00
Subaccount Unit Value at end of period                            $10.68           $10.30
Number of Subaccount Units outstanding at end of period          190,268          144,343
-----------------------------------------------------------------------------------------
MANAGED BOND(1)
Subaccount Unit Value at beginning of period                      $10.53           $10.00
Subaccount Unit Value at end of period                            $11.10           $10.53
Number of Subaccount Units outstanding at end of period        1,149,484          610,512
-----------------------------------------------------------------------------------------
CAPITAL INCOME(1)
Subaccount Unit Value at beginning of period                      $11.34           $10.00
Subaccount Unit Value at end of period                            $11.97           $11.34
Number of Subaccount Units outstanding at end of period        1,661,536        1,052,328
-----------------------------------------------------------------------------------------
BLUE CHIP(1)
Subaccount Unit Value at beginning of period                      $12.18           $10.00
Subaccount Unit Value at end of period                            $15.28           $12.18
Number of Subaccount Units outstanding at end of period        1,815,018        1,127,859
-----------------------------------------------------------------------------------------
MID-CAP EQUITY(1)
Subaccount Unit Value at beginning of period                      $12.63           $10.00
Subaccount Unit Value at end of period                            $14.60           $12.63
Number of Subaccount Units outstanding at end of period          616,679          376,936
-----------------------------------------------------------------------------------------
AGGRESSIVE GROWTH(1)
Subaccount Unit Value at beginning of period                      $11.63           $10.00
Subaccount Unit Value at end of period                            $11.26           $11.63
Number of Subaccount Units outstanding at end of period          467,582          303,100
-----------------------------------------------------------------------------------------
INTERNATIONAL(1)
Subaccount Unit Value at beginning of period                       $9.94           $10.00
Subaccount Unit Value at end of period                            $10.94            $9.94
Number of Subaccount Units outstanding at end of period          449,095          401,840
-----------------------------------------------------------------------------------------

(1) This Subaccount began operations on March 1, 1997.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we attempted to design the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.


Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Trust's Prospectus. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes to the Contract or to our administrative procedures as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.


TAXES PAYABLE BY CONTRACT OWNERS: GENERAL RULES

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Fund are automatically reinvested in such Fund unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.


Multiple Contracts



All Non-Qualified contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise.


Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income, to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

26

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a distribution. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Purchase Payments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first became payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.


Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a Beneficiary who either is 37 1/2 or more years younger or two or more generations younger (e.g. grandchild) than a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.


Certain transfers of a Contract for less than full consideration, such as a gift, will trigger tax on the investment income in the Contract, and may also trigger tax penalties and, if applicable, gift tax.

QUALIFIED CONTRACTS

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS ARE AVAILABLE. WE ARE NOT THE ADMINISTRATOR OF ANY QUALIFIED PLAN. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU SHOULD ALSO CONSULT WITH YOUR TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

Individual Retirement Annuities ("IRAs")

Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings. In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

Traditional IRAs
----------------

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.


SIMPLE IRAs
--------------


The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE" Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code section 401 or a Section 403(b) annuity contract.

Roth IRAs
----------


Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a "conversion" Roth IRA should consult with a qualified tax adviser.

28

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(K) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

LOANS

Certain Qualified Contract Owners may borrow against their Contracts. If yours is a Qualified Contract issued under Section 401 or 403 of the Code and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISER PRIOR TO EFFECTING ANY LOAN TRANSACTION UNDER YOUR CONTRACT.

Interest paid on your loan under a 401 plan or 403 tax-sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions or our administrative procedures to reflect changes in the Code or interpretations thereof.

Loan Procedures


Your loan request must be submitted on our Loan Request Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of up to $500, unless state law requires otherwise. As of the date of this Prospectus, we currently waive this fee.


In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called our "Loan Account." To make this transfer, we will transfer amounts proportionately from your Fixed and Variable Investment Options, based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Fixed Option and Variable Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

    --  50% of your Contract Value;

    -- $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted.

You will be charged interest on your Contract Debt at an annual rate, set at the time of the loan withdrawal, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the calendar month ending two months before the date on which the rate is determined, or (b) 5%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt. Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan; interest earnings on the Loan Account Value accrue daily beginning on the following day, and those earnings will be transferred once a year to your Fixed and Variable Investment Options in accordance with your current allocation instructions.

Repayment Terms

Your loan, including principal and accrued interest, must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

     Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any accrued interest. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment or include your loan repayment stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be refunded to you, unless such amount is sufficient to pay the balance of your loan.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible for distribution. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, may be subject to the mandatory 20% federal withholding, and may be subject to the early withdrawal tax penalty.

30

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account and then from your Investment Options on a proportionate basis relative to the Account Value in each account. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit Amount.

WITHHOLDING

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-5558 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions, unless requested otherwise. The rate of federal withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IMPACT OF FEDERAL INCOME TAXES

In general, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

TAXES ON PACIFIC LIFE

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

PERFORMANCE INFORMATION

We may provide you with historical performance information from time to time, and we may include historical performance information in advertisements and promotional literature. We may show performance information on total return of the Subaccount, the yield and effective yield of the Subaccount investing in the Money Market Fund, and the yield of the remaining Variable Accounts. Calculations will be in accordance with formulas prescribed by the SEC, which are described in the Statement of Additional Information.

We may also provide you with reports on our rating as an insurance company and on our claims-paying ability that are produced by rating agencies and organizations.

VOTING RIGHTS


We are the legal owner of the shares of the Funds held by the Subaccounts. We may vote on any matter voted on at Trust shareholders' meetings. However, our interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value ("your voting interest") in accordance with your directions.



We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Fund held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Fund held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Fund in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account B. We will vote shares of any Fund held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.



We may elect, in the future, to vote shares of the Funds held in Separate Account B in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.


The number of Fund shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Trust. It is equal to (a) your number of Subaccount Units (or Subaccount Annuity Units after annuitization) times the applicable Unit Value, divided by (b) the net asset value per share of that Fund. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

CHANGES TO YOUR CONTRACT

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

32

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--SELECTING YOUR ANNUITANT. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.


CHANGES TO ALL CONTRACTS


If, in the judgment of our management, continued investment by Separate Account B in one or more of the Funds becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Fund will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Fund that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Fund, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account B, and any new Subaccounts may invest in Funds or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

    --  cease offering any Subaccount

    --  combine Subaccounts

    --  delete or substitute Subaccounts

    -- combine Separate Account B or part of it with another of our separate accounts or with any of our affiliates' separate accounts

    -- transfer Separate Account B assets attributable to the Contracts to another of our separate accounts

    --  deregister the Separate Account under the 1940 Act

    -- operate Separate Account B as a management investment company under the 1940 Act or another form permitted by law

    -- establish a committee, board or other group to manage aspects of the Separate Account's operations

    -- make any changes required by the 1940 Act or other federal securities laws

    -- make any changes necessary to maintain the status of the Contracts as annuities under the Code

    -- make other changes required under federal or state law relating to annuities

    --  suspend or discontinue sale of the Contracts.

INQUIRIES AND SUBMITTING FORMS AND REQUESTS

You may reach our service representatives at 1-800-722-5558 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

    Pacific Life Insurance Company
    P.O. Box 7187
    Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to:

    Pacific Life Insurance Company
    P.O. Box 100060
    Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

    Pacific Life Insurance Company
    c/o FCNPC
    1111 South Arroyo Parkway, First Floor
    Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-5558 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" may require, among other things, a signature guarantee or other verification of authenticity. We may require a signature guarantee if an executed application or confirmation of application, as applicable and in proper form, has not been received by us; if it appears that your signature has changed over time; or, due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or Pacific Life if you have questions regarding the required form of a request.

TELEPHONE TRANSACTIONS

After your "Right to Cancel" period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone before 4:00 p.m. Eastern time on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer.

We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a proper request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, as long as we comply with our procedures, none of Pacific Life, our affiliates, the Trust, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you

34

will bear the risk of loss arising out of your telephone transaction privileges. If a Contract has Joint Owners, both Owners must sign the written request for a telephone authorization, but each Owner individually may make transfer requests by telephone.

TIMING OF PAYMENTS AND TRANSACTIONS

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, (ii) death benefit payments attributable to Fixed Option Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six (6) months after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT for more details.

CONFIRMATIONS, STATEMENTS AND OTHER REPORTS TO CONTRACT OWNERS

Confirmations will be sent out for Purchase Payments and unscheduled transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under the Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual and a semiannual report for the Separate Account and the Trust and a list of the securities held in each Fund of the Trust, as required by the 1940 Act; or more frequently if required by law.

REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

SALES COMMISSIONS

We pay sales commissions directly to broker-dealers and other expenses associated with promotion and sales of the Contracts. Broker-dealers may receive aggregate commissions of up to 6.5% of your aggregate Purchase Payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 0.25%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Pacific Life, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise, or to receive compensation on a deferred basis.

PREPARATION FOR THE YEAR 2000


Pacific Life long ago recognized the challenges associated with the Year 2000 date change. This change involves the ability of computer systems to properly recognize the Year 2000. The inability to do so could result in major failures or miscalculations. We began prior to 1995 to assess and plan for the potential impact of the Year 2000. More recently, Pacific Life has been executing a company-wide plan adopted during 1998 which called for correction or replacement of remaining non-compliant systems by December 31, 1998.



We have successfully executed this project plan to date. Virtually all affected systems were remediated and tested in time for use during 1998 year-end processing cycles. Although it is not possible to certify that any system will be completely free of Year 2000 problems, we have performed extensive testing to identify and deal with such potential problems. Additionally, most of the company's critical systems were subject to an independent third-party review process which used sophisticated automated tools to identify Year 2000 related bugs. The results have been very positive and we feel the company's internal systems are positioned well for the date change in the century.



We plan to continue to test and re-test throughout 1999 and we will respond promptly should any problems arise at any time thereafter.



We are continuing to work on contingency plans for critical business processes. When appropriate, alternative methods and procedures are being developed to work around unanticipated problems.



In addition to the above, we will continue to carefully evaluate responses from vendors and significant business partners regarding the compliance of their critical business processes and products. Although ultimately Pacific Life cannot be responsible for the Year 2000 compliance efforts of these outside entities, we will take appropriate steps wherever possible to develop contingency plans to address vendors and partners deemed non-compliant.



Expenses to make our systems Year 2000 compliant are currently estimated to range from $12 million to $15 million, which excludes the cost of our personnel who support Year 2000 compliance efforts. We do not anticipate any other material future costs associated with the Year 2000 compliance projects, although there can be no assurance.



These Year 2000 related statements are designated as "Year 2000 Readiness Disclosure" pursuant to the Year 2000 Information Readiness Disclosure Act, enacted October 19, 1998.


FINANCIAL STATEMENTS


Audited Financial Statements of Separate Account B as of December 31, 1998 are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account B dated December 31, 1998. Pacific Life's audited consolidated financial statements as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 are contained in the SAI.


LEGAL MATTERS

Legal Matters in connection with the issue and sale of the Contracts described in this Prospectus, Pacific Life's authority to issue the Contracts under California law, and the validity of the forms of the Contracts under California law have been passed upon by David R. Carmichael, Esq., Senior Vice President and General Counsel of Pacific Life.

Legal matters relating to the Federal securities and Federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

36

                              THE GENERAL ACCOUNT

GENERAL INFORMATION

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GUARANTEE TERMS

When you allocate any portion of your Purchase Payments or Contract Value to the Fixed Option in the General Account, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year. Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for each Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

EACH ALLOCATION (OR ROLL-OVER) YOU MAKE TO THE FIXED OPTION RECEIVES A GUARANTEE TERM THAT BEGINS ON THE DAY THAT ALLOCATION OR ROLL-OVER IS EFFECTIVE AND ENDS AT THE END OF EACH CONTRACT YEAR OR, IF EARLIER, ON YOUR ANNUITY DATE. At the end of each Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) with a new Guaranteed Interest Rate, unless you instruct us otherwise.

     Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

WITHDRAWALS AND TRANSFERS

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, or transfer amounts from your Fixed Option to one or more of the other Investment Options. If your Contract was issued in a state that requires refund of Purchase Payments under the Right to Cancel Right, or if your contract is an IRA, transfers may only be made after your Right to Cancel Transfer Date. In addition, no partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--TIMING OF PAYMENTS AND TRANSACTIONS; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

You may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except that this limitation does not apply under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-half (50%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years, you may transfer or withdraw 50% of your Fixed Option Value in the first year and your remaining Fixed Option Value in the second consecutive year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

T E R M S   U S E D   I N   T H I S   P R O S P E C T U S

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.


If you have any questions, please ask your registered representative or call us at 1-800-722-5558.


ACCOUNT VALUE - The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

ANNUAL FEE - A $30 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

ANNUITANT - A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

ANNUITY DATE ("ANNUITY START DATE") - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

ANNUITY OPTION - Any one of the income options available for a series of payments after your Annuity Date.

BENEFICIARY - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.


BUSINESS DAY - Any day on which the value of an amount invested in a Variable Investment Option can be determined, which currently includes each day that the New York Stock Exchange is open for trading and our Annuities administrative offices are open. The New York Stock Exchange and our Annuities administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.


CODE - The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

CONTINGENT OWNER - A person, if named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die.

CONTRACT ANNIVERSARY - The same date, in each subsequent year, as your Contract Date.

CONTRACT DATE - The date we issue your Contract.

CONTRACT DEBT - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are available only on certain Qualified Contracts.


CONTRACT OWNER (ALSO CALLED A "POLICYHOLDER" OR "CONTRACTHOLDER") - Generally, a person who purchases a Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.


CONTRACT VALUE - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and the Loan Account Value.

CONTRACT YEAR - A year that starts on the Contract Date or on a Contract Anniversary.

EARNINGS - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments which are reduced by withdrawals of prior Purchase Payments.

FIXED OPTION - If you allocate all or a part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

FIXED OPTION VALUE - The aggregate amount of your Contract Value allocated to the Fixed Option.

FUND - A separate portfolio of the Pacific Innovations Trust.

GENERAL ACCOUNT - Our General Account consists of all our assets other than those assets allocated to Separate Account B or to any of our other separate accounts.

GUARANTEED INTEREST RATE - The interest rate guaranteed at the time of allocation (or roll over) for the Guarantee Term on amounts allocated to the Fixed Option. All Guaranteed Interest Rates are expressed as annual rates, and interest is accrued daily. The rate will not be less than an annual rate of 3%.

GUARANTEE TERM - The period during which the amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. This term is currently up to one year.

T E R M S   U S E D   I N   T H I S   P R O S P E C T U S

INVESTMENT OPTION - A Subaccount or the Fixed Option offered under the Contract.

JOINT ANNUITANT - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

LOAN ACCOUNT VALUE - The amount transferred from your Investment Options to the General Account to secure a Contract Loan, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned.

NET CONTRACT VALUE - Your Contract Value less Contract Debt.

NON-QUALIFIED CONTRACT - A Contract other than a Qualified Contract.

PRIMARY ANNUITANT - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

PURCHASE PAYMENT ("PREMIUM PAYMENT") - An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.


QUALIFIED CONTRACT - A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.


QUALIFIED PLAN - A retirement plan that receives favorable tax treatment under
Section 401, 408, 408A, 403 or 457 of the Code.


SEC - Securities and Exchange Commission.

SEPARATE ACCOUNT B (THE "SEPARATE ACCOUNT") - A separate account of Pacific Life registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").


SUBACCOUNT (ALSO CALLED A "VARIABLE ACCOUNT") - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Fund.

SUBACCOUNT ANNUITY UNIT - Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

SUBACCOUNT UNIT - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

TRUST - Pacific Innovations Trust.

UNIT VALUE - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Fund in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

VARIABLE ACCOUNT VALUE - The aggregate amount of your Contract Value allocated to all Subaccounts.

VARIABLE INVESTMENT OPTION - A Subaccount (also called a Variable Account).

40

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
PERFORMANCE.................................................    1
     Total Returns..........................................    1
     Yields.................................................    2
     Performance Comparisons and Benchmarks.................    3
     Insurance Company Rating Information...................    3
     Separate Account Performance...........................    3
     Tax Deferred Accumulation..............................    4

DISTRIBUTION OF THE CONTRACTS...............................    6
     Pacific Mutual Distributors, Inc.......................    6

THE CONTRACTS AND THE SEPARATE ACCOUNT......................    6
     Calculating Subaccount Unit Values.....................    6
     Variable Annuity Payment Amounts.......................    7
     Corresponding Dates....................................    9
     Age and Sex of Annuitant...............................    9
     Systematic Transfer Programs...........................    9
     Pre-Authorized Withdrawals.............................   11
     Death Benefit..........................................   12
     Joint Annuitants on Qualified Contracts................   12
     1035 Exchanges.........................................   12
     Safekeeping of Assets..................................   13
     Dividends..............................................   13
     Waivers and Reduced Charges............................   13

FINANCIAL STATEMENTS........................................   13

                                  APPENDIX A:

                              STATE LAW VARIATIONS


RIGHT TO CANCEL


VARIATIONS TO THE LENGTH OF THE RIGHT TO CANCEL PERIOD. In most states, the Right to Cancel period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states on your Contract Date, the Right to Cancel period is as specified below:

        Idaho (20 days)
        Oregon (15 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Right to Cancel period is 30 days.


There may be extended Right to Cancel periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Right to Cancel period.


STATES THAT REQUIRE US TO REFUND YOUR PURCHASE PAYMENTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS INSTEAD OF YOUR VARIABLE ACCOUNT VALUE. If your Contract was issued in one of the following states on your Contract Date and you exercise your Right to Cancel and return your Contract to us within 10 days of your receipt of your Contract (unless specified otherwise below), we will refund your Purchase Payments under your Contract that we received:

        Idaho (20 days)
        Oregon (15 days)

42

-


        To receive a current copy of the Pacific Innovations SAI (Form No. 317-9A) without charge, complete the following and send it to:

   Pacific Life Insurance Company
   Variable Annuities
   Post Office Box 7187
   Pasadena, California 91109-7187

   Name     ___________________________

   Address  ___________________________

   City     ___________________________

   State    ___________  Zip __________

P A C I F I C  I N N O V A T I O N S
W H E R E  T O  G O  F O R  M O R E  I N F O R M A T I O N


The Pacific Innovations variable         You'll find more information about the Pacific Innovations variable annuity contract
annuity Contract is underwritten by      and Separate Account B in the Statement of Additional Information (SAI) dated May 1,
Pacific Life Insurance Company, 700      1999.
Newport Center Drive, P.O. Box 9000,     The SAI has been filed with the SEC and is considered to be part of this Prospectus
Newport Beach, California 92660.         because it's incorporated by reference. You'll find the table of contents for the
If you have any questions about the      SAI on page 40 of this Prospectus.
Contract, please ask your registered     You can get a copy of the SAI by calling or writing to us, or by contacting the SEC.
representative or contact us.            The SEC may charge you a fee for this information.

HOW TO CONTACT US                        CALL OR WRITE TO US AT:
                                         Pacific Life Insurance Company
                                         Variable Annuities Department
                                         P.O. Box 7187
                                         Pasadena, California 91109-7187
                                         1-800-722-5558
                                         6 a.m. through 5 p.m. Pacific time
                                         SEND PURCHASE PAYMENTS, OTHER PAYMENTS AND APPLICATION FORMS:
                                         By mail
                                         Pacific Life Insurance Company
                                         P.O. Box 100060
                                         Pasadena, California 91189-0060
                                         By overnight delivery service
                                         Pacific Life Insurance Company
                                         c/o FCNPC
                                         1111 South Arroyo Parkway, Suite 150
                                         Pasadena, California 91105

HOW TO CONTACT THE SEC                   Public Reference Section of the SEC
                                         Washington, D.C. 20549-6009
                                         1-800-SEC-0330
                                         Internet: www.sec.gov

                        STATEMENT OF ADDITIONAL INFORMATION


                                    MAY 1, 1999


                       PACIFIC INNOVATIONS VARIABLE ANNUITY

                                SEPARATE ACCOUNT B

                            ---------------------------

     Pacific Innovations Variable Annuity (the "Contract") is a variable annuity contract issued by Pacific Life Insurance Company ("Pacific Life").


     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 1999, which is available without charge upon written or telephone request to Pacific Life. Terms used in this Statement of Additional Information ("SAI") have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.


                            ------------------------

                         Pacific Life Insurance Company
                         Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                 1-800-722-5558

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
PERFORMANCE.................................................     1
     Total Returns..........................................     1
     Yields.................................................     2
     Performance Comparisons and Benchmarks.................     3
     Insurance Company Rating Information...................     3
     Separate Account Performance...........................     3
     Tax Deferred Accumulation..............................     4

DISTRIBUTION OF THE CONTRACTS...............................     6
     Pacific Mutual Distributors, Inc.......................     6

THE CONTRACTS AND THE SEPARATE ACCOUNT......................     6
     Calculating Subaccount Unit Values.....................     6
     Variable Annuity Payment Amounts.......................     7
     Corresponding Dates....................................     9
     Age and Sex of Annuitant...............................     9
     Systematic Transfer Programs...........................     9
     Pre-Authorized Withdrawals.............................    11
     Death Benefit..........................................    12
     Joint Annuitants on Qualified Contracts................    12
     1035 Exchanges.........................................    12
     Safekeeping of Assets..................................    13
     Dividends..............................................    13
     Waivers and Reduced Charges............................    13

FINANCIAL STATEMENTS........................................    13

                                  PERFORMANCE

     From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

     A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

     To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value ("Cash Surrender Value") of that initial payment at the end of the measuring period. The redeemable value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or other taxes. The Annual Fee is also taken into account, assuming an average Contract Value of $35,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of years in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                      T = (ERV/P)to the power of [1/N] - 1

     where  T      = average annual total return
          ERV  = ending redeemable value
          P      = hypothetical initial payment of $1,000
          N      = number of years

     Average annual total return figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis). Average annual return information may be accompanied by total return information that does not take the withdrawal charge or other fees into account.

     When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

     A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

     Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

YIELDS

Money Market Subaccount


     The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. At December 31, 1998, the Money Market Subaccount current yield was 1.14% and the effective yield was 1.14%. The "effective yield" of the Prime Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.


     The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

     Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or other taxes, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $35,000. Yield information may be accompanied by yield quotations that do not take certain charges into account.

Other Subaccounts

     "Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

           YIELD = 2([(((a-b)/cd) + 1) to the power of 6] - 1)

     where:  a  = net investment income earned during the period by the
                  Portfolio attributable to the Subaccount.
             b   = expenses accrued for the period (net of reimbursements).
             c  = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
             d = the Unit Value of the Subaccount Units on the last day of the period.

     The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $35,000), but does not reflect any withdrawal charge or any charge for applicable premium taxes and/or other taxes. Yield information may be accompanied by yield quotations that do not take certain charges into account.

General

     The Subaccounts' total return and yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Trust allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Total return and yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the total return or yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

     In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Funds underlying the Subaccounts. This performance may be presented as averages or rankings compiled by, among others, Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and/or mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.


     In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.


INSURANCE COMPANY RATING INFORMATION

     We may also advertise or report to you our ratings as an insurance company by the A.M. Best Company. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations. A.M. Best publishes Best's Insurance Reports, Life-Health Edition. As of the date of this SAI, A.M. Best reported our rating for financial position and operating performance as A+.

     In addition, our claims-paying ability as measured by the Standard & Poor's Corporation ("Standard & Poor's") may be referred to in advertisements or in reports to Contract Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D. As of the date of this SAI, Standard & Poor's rates our claims-paying ability as AA+.

     We may additionally advertise our rating from Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A Duff & Phelps rating is an assessment of a company's insurance claims-paying ability. Duff & Phelps ratings range from AAA to CCC. As of the date of this SAI, Duff & Phelps rates our claims-paying ability as AA+.

     We may advertise our insurance financial strength rating from Moody's Investors Service, Inc. ("Moody's"). Moody's ratings range from Aaa to C. As of the date of this SAI, Moody's gave us a rating of Aa3.

SEPARATE ACCOUNT PERFORMANCE


     The following table presents the annualized total return for each Subaccount for the period from each such Subaccount's commencement of operations through December 31, 1998. The table is based on a

Contract for which the average initial premium is approximately $35,000. The Accumulated Value (AV) reflects the deductions for all contractual expenses except the withdrawal charge. The Full Withdrawal Value (FWV) reflects the deduction for all contractual expenses.

     The results shown in this section are not an estimate or guarantee of future investment performance.


               TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998

                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE


                                  1 YEAR        SINCE INCEPTION*
                              --------------    ----------------
        SUBACCOUNTS            AV       FWV       AV       FWV
        -----------           -----    -----    ------    ------
Money Market................   3.53%   (2.77)%   3.57%     0.64%
Managed Bond................   5.32    (0.98)    5.82      2.94
Capital Income..............   5.49    (0.81)   10.25      7.47
Blue Chip...................  25.35    19.05    25.90     23.46
Mid-Cap Equity..............  15.47     9.17    22.79     20.30
Aggressive Growth...........  (3.23)   (9.53)    6.64      3.78
International...............  10.00     3.70     4.97      2.07


---------------
* Date Subaccounts commenced operations is February 28, 1997.

TAX DEFERRED ACCUMULATION

     In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.


     In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value), and the Annual Fee (equal to $30 per year if Net Contract Value is $50,000 or less), any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Trust. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to premiums that are one year old, 6% of the amount withdrawn attributable to premiums that are two years old, 5% of the amount withdrawn attributable to premiums that are three years old, 3% of the amount withdrawn attributable to premiums that are four years old, 1% of the amount withdrawn attributable to premiums that are five years old, and 0% of the amount withdrawn attributable to premiums that are six years old or older. The age of premiums is determined as described in the Prospectus. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. For a description of the charges and expenses under the Contract, see FEE TABLE and CHARGES, FEES AND DEDUCTIONS in the Prospectus. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.


     The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.


                             POWER OF TAX DEFERRAL

   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%
                              [TAX DEFERRAL GRAPH]

                                                               TAXABLE      TAX-DEFERRED
                                                              INVESTMENT     INVESTMENT
                                                              ----------    ------------
10 years
  0%........................................................  $10,000.00     $10,000.00
  4%........................................................  $12,875.97     $13,073.56
  8%........................................................  $16,476.07     $17,417.12
20 years
  0%........................................................  $10,000.00     $10,000.00
  4%........................................................  $16,579.07     $17,623.19
  8%........................................................  $27,146.07     $33,430.13
30 years
  0%........................................................  $10,000.00     $10,000.00
  4%........................................................  $21,347.17     $24,357.74
  8%........................................................  $44,726.05     $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

PACIFIC MUTUAL DISTRIBUTORS, INC.


     Pacific Mutual Distributors, Inc. ("PMD"), a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD").



     The aggregate amount of underwriting commissions paid to PMD for 1998 and 1997, respectively, with regard to this Contract were $1,798,940 and $2,649,979, of which $0 was retained. We and PMD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.


                     THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES


     The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:


                                     Y X Z

     where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

            (Z) = the Net Investment Factor for that Subaccount for the period
                  (a "valuation period") between that Business Day and the immediately preceding Business Day.

     The "Net Investment Factor" for a Subaccount for any valuation period is equal to:


                                  (A / B) - C


     where (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

            (b) = the per share amount of any dividend or capital gain distributions made by the Trust for that Portfolio during that valuation period; and

            (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

            (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and


            (C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).


     As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

     The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

     When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

     We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

     Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.


     You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.


Third: Subaccount Annuity Units

     For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

     The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

     Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.


     Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

     The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

     The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

     Example: Assume the investment performance of a Subaccount is at a rate of 6.40% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year (6.40% minus the Risk Charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of 0.15% equals 5.00%), but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.05/1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.

     If the investment performance of a Subaccount's assets is at a rate less than 6.40% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

     Example: Assume the investment performance of a Subaccount is at a rate of 4.00% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year (4.00% minus the Risk Charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of 0.15% equals 2.60%), but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.026/1.05 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 X 100% = -2.29%.

     The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made; will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made; and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

     If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

     Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

     Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

     As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

     We may require proof of your Annuitant's age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, the amount payable will be corrected to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If the correction is effected after annuity payments have commenced, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct sex and/or date of birth.

SYSTEMATIC TRANSFER PROGRAMS

Dollar Cost Averaging

     When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

     Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Variable Investment Option or the Fixed

Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

     Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

     Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

     Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. You may not use dollar cost averaging and the earnings sweep at the same time. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

     Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Capital Income Subaccount, 40% in the Blue Chip Subaccount, and 30% in the Aggressive Growth Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

     You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

     Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will use the request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

     An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

     You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer only your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers.

     To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

     If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

     Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will use your request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

     If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

     You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

     Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps. You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will use your request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

     If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

     Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

DEATH BENEFIT

     The standard death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment. Any Guaranteed Minimum Death Benefit payable will be calculated as of the date we are first notified of the death. Any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments normally will begin within 30 days once we receive all information necessary to process the claim.

     If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse. If both the Contract Owner(s) and the Annuitant(s) are non-natural persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable charges for Annual Fees, transaction fees, withdrawal fees, premium taxes and/or other taxes, and withdrawal charges.

Death of an Annuitant

     If a Joint Annuitant who is not a Contract Owner dies prior to the Annuity Date, the surviving Joint Annuitant becomes your Annuitant. If your Annuitant is not a Contract Owner and dies, or if there is no surviving Joint Annuitant, your surviving Contingent Annuitant becomes your Annuitant. If there is no surviving Contingent Annuitant, the death benefit becomes payable.

     Any death benefit payable on the death of your Annuitant is payable to the surviving Beneficiary. If no Beneficiary survives, any death benefit will be payable to the surviving Owner, if there is one; if not, any death benefit will be payable to the Owner's estate.

Death of a Contract Owner

     If any Contract Owner dies prior to the Annuity Date while the Annuitant is still living, a death benefit may be payable. If that Contract Owner was the sole Annuitant or a Joint Annuitant under the Contract, any death benefit will be payable to the surviving Beneficiary, or to your estate if no Beneficiary survives. If that Contract Owner was not an Annuitant under the Contract, any death benefit will be payable to the surviving Joint Owner of the Contract, if there is one; if not, the death benefit will be payable to the surviving Contingent Owner, if there is one; if not, any death benefit will be payable to the surviving designated Beneficiary, or to the Owner's estate if no designated Beneficiary survives. If the Joint or Contingent Owner is the deceased Contract Owner's surviving spouse, he or she may elect to become the Contract Owner and continue the Contract rather than receive the death benefit proceeds.

JOINT ANNUITANTS ON QUALIFIED CONTRACTS


     If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.


1035 EXCHANGES

     You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-5558, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

     In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

     We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

DIVIDENDS

     The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

WAIVERS AND REDUCED CHARGES

     We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with such crediting being made in accordance with our administrative procedures.

                              FINANCIAL STATEMENTS


     Audited financial statements of Separate Account B as of December 31, 1998 and for the two years then ended are incorporated by reference in this SAI from the Annual Report of the Separate Account dated as of December 31, 1998. Pacific Life's audited consolidated financial statements as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 are set forth beginning on the next page. These financial statements should be considered only as bearing on our ability to meet our obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.



     The consolidated financial statements of Pacific Life as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 have been audited by Deloitte & Touche LLP, independent auditors as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT


Pacific Life Insurance Company and Subsidiaries:


We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.









DELOITTE & TOUCHE LLP

Costa Mesa, California
February 22, 1999

                 Pacific Life Insurance Company and Subsidiaries


                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION



                                                                                      December 31,
                                                                               1998                 1997
----------------------------------------------------------------------------------------------------------
                                                                                     (In Millions)
ASSETS
Investments:
    Securities available for sale at estimated fair value:
        Fixed maturity securities                                             $13,617.0          $13,938.5
        Equity securities                                                         547.5              346.4
    Mortgage loans                                                              2,788.7            1,922.1
    Real estate                                                                   172.7              192.1
    Policy loans                                                                3,901.2            3,769.2
    Short-term investments                                                         99.9               83.8
    Other investments                                                             948.0              432.4
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                              22,075.0           20,684.5
Cash and cash equivalents                                                         150.1              110.4
Deferred policy acquisition costs                                                 889.7              716.9
Accrued investment income                                                         252.3              255.4
Other assets                                                                      672.8              636.5
Separate account assets                                                        15,844.0           11,605.1
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $39,883.9          $34,008.8
==========================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Universal life, annuity and other investment contract deposits            $17,973.0          $16,644.5
    Future policy benefits                                                      2,131.6            2,133.8
    Short-term and long-term debt                                                 445.1              253.6
    Other liabilities                                                           1,162.2            1,224.5
    Separate account liabilities                                               15,844.0           11,605.1
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              37,555.9           31,861.5
----------------------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
    Common stock - $50 par value; 600,000 shares authorized,
        issued and outstanding                                                     30.0               30.0
    Paid-in capital                                                               126.2              120.1
    Retained earnings                                                           1,663.5            1,422.0
    Accumulated other comprehensive income -
        Unrealized gain on securities available for sale, net                     508.3              575.2
----------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                      2,328.0            2,147.3
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                    $39,883.9          $34,008.8
==========================================================================================================



See Notes to Consolidated Financial Statements

                 Pacific Life Insurance Company and Subsidiaries


                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                                      Years Ended December 31,
                                                                               1998              1997              1996
-------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
REVENUES
Policy fees from universal life, annuity and other investment
    contract deposits                                                        $  525.3          $  431.2          $  348.6
Insurance premiums                                                              514.7             504.3             465.4
Net investment income                                                         1,293.8           1,225.3           1,087.3
Net realized capital gains                                                       38.7              85.3              44.0
Commission revenue                                                              220.1             146.6              79.6
Other income                                                                    216.6             181.7             123.1
-------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                                2,809.2           2,574.4           2,148.0
-------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life, annuity and other investment
    contract deposits                                                           880.8             797.8             665.0
Policy benefits paid or provided                                                719.5             675.7             652.9
Commission expenses                                                             386.1             303.7             233.6
Operating expenses                                                              467.8             507.7             316.2
-------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                   2,454.2           2,284.9           1,867.7
-------------------------------------------------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                                        355.0             289.5             280.3
Provision for income taxes                                                      113.5             113.5             113.7
-------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                   $  241.5          $  176.0          $  166.6
=========================================================================================================================



See Notes to Consolidated Financial Statements

                 Pacific Life Insurance Company and Subsidiaries


                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY



                                                                                                        Accumulated
                                                    Common Stock                                           Other
                                                 -------------------      Paid-in         Retained     Comprehensive
                                                 Shares       Amount      Capital         Earnings         Income           Total
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   (In Millions)
BALANCES,
    JANUARY 1, 1996                                                                        $1,151.4        $ 482.0         $1,633.4
Comprehensive income:
    Net income                                                                                166.6                           166.6
    Change in unrealized gain on
        securities available for sale, net                                                                  (102.8)          (102.8)
                                                                                                                           --------
Total comprehensive income                                                                                                     63.8
-----------------------------------------------------------------------------------------------------------------------------------

BALANCES,
    DECEMBER 31, 1996                                                                       1,318.0          379.2          1,697.2
Comprehensive income:
    Net income                                                                                176.0                           176.0
    Change in unrealized gain on
        securities available for sale, net                                                                   196.0            196.0
                                                                                                                           --------
Total comprehensive income                                                                                                    372.0
Issuance of partnership units by affiliate                                 $ 85.1                                              85.1
Initial member capitalization
   of Pacific Mutual Holding Company                                                           (2.0)                           (2.0)
Issuance of common stock                          0.6           $30.0        35.0             (65.0)
Dividend paid to parent                                                                        (5.0)                           (5.0)
-----------------------------------------------------------------------------------------------------------------------------------

BALANCES,
    DECEMBER 31, 1997                             0.6            30.0       120.1           1,422.0          575.2          2,147.3
Comprehensive income:
    Net income                                                                                241.5                           241.5
    Change in unrealized gain on
        securities available for sale, net                                                                   (66.9)           (66.9)
                                                                                                                           --------
Total comprehensive income                                                                                                    174.6
Issuance of partnership units by affiliate                                    6.1                                               6.1

-----------------------------------------------------------------------------------------------------------------------------------
BALANCES,
    DECEMBER 31, 1998                             0.6           $30.0      $126.2          $1,663.5        $ 508.3         $2,328.0
-----------------------------------------------------------------------------------------------------------------------------------



See Notes to Consolidated Financial Statements

                 Pacific Life Insurance Company and Subsidiaries


                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                          Years Ended December 31,
                                                                                   1998             1997             1996
----------------------------------------------------------------------------------------------------------------------------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $    241.5       $    176.0       $    166.6
Adjustments to reconcile net income to net cash provided by
operating activities:
        Amortization on fixed maturities                                            (39.4)           (26.6)           (45.2)
        Depreciation and other amortization                                          26.0             38.3             43.8
        Deferred income taxes                                                       (20.6)           (14.4)           (49.8)
        Net realized capital gains                                                  (38.7)           (85.3)           (44.0)
        Net change in deferred policy acquisition costs                            (172.8)          (185.4)          (140.4)
        Interest credited to universal life, annuity and other
            investment contract deposits                                            880.8            797.8            665.0
Change in accrued investment income                                                   3.1            (52.9)            (3.7)
Change in future policy benefits                                                     (2.2)          (372.7)            62.3
Change in other assets and liabilities                                               99.4            577.4            158.1
----------------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                           977.1            852.2            812.7
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
        Purchases                                                                (4,302.3)        (6,272.3)        (4,525.0)
        Sales                                                                     2,201.9          2,224.1          2,511.0
        Maturities and repayments                                                 2,196.1          2,394.6          1,184.7
Repayments of mortgage loans                                                        334.9            179.3            220.4
Proceeds from sales of mortgage loans and real estate                                43.3            104.4             14.5
Purchases of mortgage loans and real estate                                      (1,246.3)          (643.7)          (414.3)
Distributions from partnerships                                                     119.5             91.6             78.8
Change in policy loans                                                             (132.0)          (637.4)          (338.5)
Change in short-term investments                                                    (16.1)           (17.7)            37.2
Other investing activity, net                                                      (564.2)            43.5           (144.5)
----------------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                            (1,365.2)        (2,533.6)        (1,375.7)
============================================================================================================================


(Continued)
See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                          Years Ended December 31,
(Continued)                                                                        1998             1997             1996
----------------------------------------------------------------------------------------------------------------------------
                                                                                                (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits                                                                   $  4,007.0       $  4,373.6       $  2,105.0
    Withdrawals                                                                  (3,770.7)        (2,667.3)        (1,756.6)
Net change in short-term debt                                                       191.5              8.5             42.5
Repayment of long-term debt                                                                          (25.0)            (5.0)
Initial capitalization of Pacific Mutual Holding Company                                              (2.0)
Dividend paid to parent                                                                               (5.0)
----------------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                           427.8          1,682.8            385.9
----------------------------------------------------------------------------------------------------------------------------

Net change in cash and cash equivalents                                              39.7              1.4           (177.1)
Cash and cash equivalents, beginning of year                                        110.4            109.0            286.1
----------------------------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR                                         $    150.1       $    110.4       $    109.0
============================================================================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
Inconnection with the acquisition of an insurance block of business in 1997, as discussed in Note 5, the following assets and liabilities were assumed:

               Cash                                                                             $  1,215.9
               Policy loans                                                                          440.3
               Other assets                                                                           43.4
                                                                                                -----------
                   Total assets assumed                                                         $  1,699.6
                                                                                                ===========

                Policyholder account values                                                     $  1,693.8
                Other liabilities                                                                      5.8
                                                                                                -----------
                    Total liabilities assumed                                                   $  1,699.6
                                                                                                ===========

============================================================================================================================

SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.
============================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid                                                               $   127.9       $    153.0       $    189.6
Interest paid                                                                   $    24.0       $     26.1       $     27.3
============================================================================================================================



See Notes to Consolidated Financial Statements

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        CONVERSION TO MUTUAL HOLDING COMPANY STRUCTURE

        Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.


        As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.


        DESCRIPTION OF BUSINESS

        Pacific Life was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life conducts business in every state except New York.


        Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Life provides a variety of group employee benefits, broker-dealer operations and investment management and advisory services.


        BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION


        The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its wholly-owned insurance subsidiaries, PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its wholly-owned noninsurance subsidiaries, Pacific Asset Management LLC ("PAM"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc. and Pacific Mezzanine Associates, L.L.C. (50% owned). All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).


        PAM was initially capitalized on December 31, 1997, when Pacific Life completed a subsidiary restructuring in which all the assets and liabilities of Pacific Financial Asset Management Corporation ("PFAMCo") were contributed into this newly formed limited liability company. PFAMCo was then merged into Pacific Life. On October 30, 1997, Pacific Corinthian Life Insurance Company ("PCL" - Note 4), a wholly-owned insurance subsidiary, was merged into Pacific Life, with Pacific Life as the surviving entity.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        NEW ACCOUNTING PRONOUNCEMENTS


        During 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits." SFAS No. 130 established standards for the reporting and display of comprehensive income and its components in financial statements (Note 11). SFAS No. 131 established standards for the way information about operating segments is reported in financial statements. It also established standards for related disclosures about products and services, geographic areas and major customers (Note 13). SFAS No. 132 standardized disclosure requirements for employers' pensions and other retiree benefits (Note 14). Adoption of these accounting standards did not have a significant impact on the consolidated financial position or results of operations of the Company.



        On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or results of operations of the Company.



        In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 is effective for fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments and hedging activities. The Company currently plans to adopt SFAS No. 133 on January 1, 2000. The impact on the consolidated financial position or results of operations of the Company due to the adoption of this statement has not yet been determined.



        In March 1998, the AICPA issued SOP 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. The Company currently plans to adopt SOP 98-1 on January 1, 1999. The adoption is not expected to have a significant impact on the consolidated financial position or results of operations of the Company.


        INVESTMENTS

        Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income tax and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. Trading securities, which are included in short-term investments, are reported at estimated fair value with unrealized gains and losses included in net realized capital gains on the accompanying consolidated statements of operations.


        For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


        Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized capital gains on the accompanying consolidated statements of operations.


        Short-term investments are carried at estimated fair value and include all trading securities.


        Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are included in net realized capital gains on the accompanying consolidated statements of operations.


        Mortgage loans and policy loans are stated at unpaid principal balances.

        Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.


        On November 15, 1994, certain of the Company's investment management and advisory subsidiaries entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. The Company's beneficial ownership in PIMCO Advisors was approximately 42% prior to this transaction and 31% as of December 31, 1997. During 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the year ended December 31, 1998, there was a direct increase to the Company's stockholder's equity of $6.1 million. During 1998, the Company also acquired the beneficial ownership of additional partnership units which increased its ownership to 33% as of December 31, 1998. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements. The Company's investment in PIMCO Advisors, which is included in other investments on the accompanying consolidated statements of financial condition, is accounted for using the equity method.


        CASH AND CASH EQUIVALENTS

        Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        DEFERRED POLICY ACQUISITION COSTS


        The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1998, 1997 and 1996, net amortization of deferred policy acquisition costs included in commission expenses amounted to $73.0 million, $50.2 million and $42.6 million, respectively, and included in operating expenses amounted to $33.5 million, $29.4 million and $27.4 million, respectively, on the accompanying consolidated statements of operations.


        PRESENT VALUE OF FUTURE PROFITS


        In connection with the rehabilitation of First Capital Life Insurance Company ("FCL" - Note 4), an asset was established which represented the present value of estimated future profits of the acquired business. The future profits were discounted to provide an appropriate rate of return and were amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1997 and 1996 amounted to $16.1 million and $24.2 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.


        UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS


        Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 1998, 1997 and 1996.


        FUTURE POLICY BENEFITS


        Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1998, 1997 and 1996. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.



        Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1998 and 1997, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        REVENUES AND EXPENSES

        Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

        Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.


        Commission revenue from Pacific Life's broker-dealer subsidiaries is generally recorded on the trade date.


        DEPRECIATION AND AMORTIZATION


        Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations.


        INCOME TAXES


        Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.


        SEPARATE ACCOUNTS

        Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

        ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS


        The estimated fair value of financial instruments disclosed in Notes 6 and 7 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        BUSINESS RISKS


        The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, credit risk and legal and regulatory changes.



        Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.



        Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.



        The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.



        The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.


        USE OF ESTIMATES

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        RECLASSIFICATIONS


        Certain prior year amounts have been reclassified to conform to the 1998 financial statement presentation.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.      STATUTORY RESULTS

        The following are reconciliations of statutory capital and surplus and statutory net income for Pacific Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:



                                                                        December 31,
                                                                   1998             1997
                                                                 -------------------------
                                                                        (In Millions)
Statutory capital and surplus                                    $1,157.4         $  944.8
    Deferred policy acquisition costs                               908.0            730.7
    Unrealized gain on securities available for sale, net           508.3            575.2
    Deferred income tax                                             307.1            289.2
    Asset valuation reserve                                         298.7            252.4
    Non admitted assets                                              40.4             25.2
    Subsidiary equity                                                26.5             60.4
    Surplus notes                                                  (149.6)          (149.6)
    Insurance and annuity reserves                                 (654.4)          (511.5)
    Other                                                          (114.4)           (69.5)
                                                                 -------------------------
Stockholder's equity as reported herein                          $2,328.0         $2,147.3
                                                                 =========================




                                                                     Years Ended December 31,
                                                             1998            1997            1996
                                                            ---------------------------------------
                                                                        (In Millions)
Statutory net income                                        $ 187.6         $ 121.5          $113.1
    Deferred policy acquisition costs                         177.3           160.4           111.2
    Interest maintenance reserve                               24.1             7.6             3.8
    Deferred income tax                                        17.9            41.2            70.9
    Net realized gain (loss) on trading securities              9.2            (5.8)          (11.6)
    Earnings of subsidiaries                                  (32.8)          (40.6)          (33.0)
    Insurance and annuity reserves                           (145.1)         (107.0)          (91.3)
    Other                                                       3.3            (1.3)            3.5
                                                            ---------------------------------------
Net income as reported herein                               $ 241.5         $ 176.0          $166.6
                                                            =======================================

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.      STATUTORY RESULTS (CONTINUED)

        RISK-BASED CAPITAL


        Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by comparing it with the risk-based capital as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1998 and 1997, Pacific Life and PM Group exceeded the minimum risk-based capital requirements.



        CODIFICATION



        In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.


        DIVIDEND RESTRICTIONS


        Dividend payments by Pacific Life to its parent in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1998 statutory results, Pacific Life could pay approximately $240.9 million in dividends in 1999 without prior approval. No dividends were paid during 1998.



        Extraordinary dividends to Pacific Life from PM Group are subject to regulatory restrictions and approvals by the Insurance Department of the State of Arizona, PM Group's state of domicile. The maximum amount of ordinary dividends that can be paid by PM Group without restriction cannot exceed the lesser of 10% of surplus as regards policyholders, or the statutory net gain from operations. PM Group received approval to pay dividends of $14 million and $25 million for the years ended December 31, 1997 and 1996 of which $8 million and $18 million, respectively, were considered extraordinary. No dividends were paid during 1998.



        PERMITTED PRACTICE



        As discussed in Note 1, the Company beneficially owns approximately 33% of the outstanding General and Limited Partner units in PIMCO Advisors L.P. as of December 31, 1998. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3.      CLOSED BLOCK


        In connection with the Conversion, an arrangement known as a closed block (the "Closed Block"), was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.



        Assets of Pacific Life have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies. Pacific Life is not required to support the payment of dividends on these policies from its general funds. The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block. Total assets of $311.6 million and $316.2 million and total liabilities of $352.8 million and $356.0 million for the Closed Block are included in other assets and other liabilities, respectively, on the accompanying consolidated statements of financial condition as of December 31, 1998 and 1997, respectively. The contribution to income from the Closed Block of $5.1 million and $5.7 million, consisting of net revenues and expenses generated by the Closed Block, is included in other income on the accompanying consolidated statements of operations for the years ended December 31, 1998 and 1997, respectively.



4.      REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

        On September 30, 1997, PCL completed the rehabilitation of FCL pursuant to a five-year rehabilitation plan approved by the California Superior Court and the Insurance Department of the State of California (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.



5.      ACQUISITION OF INSURANCE BLOCKS OF BUSINESS



        On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"), which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of approximately $1.7 billion. The assets received as part of this acquisition amounted to approximately $1.2 billion in cash and approximately $0.4 billion in policy loans. This block is primarily non-leveraged COLI.



        The remaining cost of acquiring this business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $36.5 million and $43.4 million as of December 31, 1998 and 1997, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1998 and 1997 was $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.



        In January 1999, Pacific Life signed a definitive agreement to acquire a payout annuity block of business from Confederation Life. This block of business consists of approximately 18,000 policies, having reserves amounting to approximately $2.0 billion. The transaction is subject to various regulatory and Court approvals and is anticipated to close during 1999.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.      INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

        The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.



                                                                         Gross Unrealized
                                                      Amortized         -------------------        Estimated
                                                         Cost           Gains        Losses       Fair Value
                                                     --------------------------------------------------------
                                                                           (In Millions)
Securities Available for Sale:
------------------------------
As of December 31, 1998:
U.S. Treasury securities and obligations of
    U.S. government authorities and agencies           $    94.0        $ 24.9                      $   118.9
Obligations of states, political subdivisions
    and foreign governments                                726.0         118.0        $ 16.1            827.9
Corporate securities                                     7,766.0         438.0         122.4          8,081.6
Mortgage-backed and asset-backed securities              4,391.7         139.6          52.9          4,478.4
Redeemable preferred stock                                 104.0          11.3           5.1            110.2
                                                       ------------------------------------------------------
Total fixed maturity securities                        $13,081.7        $731.8        $196.5        $13,617.0
                                                       ------------------------------------------------------
Total equity securities                                $   364.4        $202.6        $ 19.5        $   547.5
                                                       ======================================================

Securities Available for Sale:
------------------------------
As of December 31, 1997:
U.S. Treasury securities and obligations of
    U.S. government authorities and agencies           $    85.4        $ 17.5                         $102.9
Obligations of states, political subdivisions
    and foreign governments                                730.2          89.4        $  3.0            816.6
Corporate securities                                     7,658.6         594.3          72.7          8,180.2
Mortgage-backed and asset-backed securities              4,597.2         147.1          15.5          4,728.8
Redeemable preferred stock                                 102.3          10.3           2.6            110.0
                                                       ------------------------------------------------------
Total fixed maturity securities                        $13,173.7        $858.6        $ 93.8        $13,938.5
                                                       ------------------------------------------------------
Total equity securities                                $   226.4        $122.5        $  2.5        $   346.4
                                                       ======================================================

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.      INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)


        The amortized cost and estimated fair value of fixed maturity securities as of December 31, 1998, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.




                                                     Amortized        Estimated
                                                        Cost         Fair Value
                                                     --------------------------
                                                           (In Millions)
Securities Available for Sale:
------------------------------
Due in one year or less                              $   479.8        $   482.6
Due after one year through five years                  3,131.7          3,236.6
Due after five years through ten years                 2,923.1          3,033.4
Due after ten years                                    2,155.4          2,386.0
                                                     --------------------------
                                                       8,690.0          9,138.6
Mortgage-backed and asset-backed securities            4,391.7          4,478.4
                                                     --------------------------
Total                                                $13,081.7        $13,617.0
                                                     ==========================




        Gross gains of $110.6 million, $69.1 million and $89.3 million and gross losses of $35.9 million, $32.9 million and $29.9 million on securities available for sale were realized during 1998, 1997 and 1996, respectively.


        Major categories of investment income are summarized as follows:



                                              Years Ended December 31,
                                        1998            1997            1996
                                     ----------------------------------------
                                                  (In Millions)
Fixed maturity securities            $  915.9        $  925.4        $  820.7
Equity securities                        17.5            12.8            17.8
Mortgage loans                          174.6           129.5           109.4
Real estate                              38.1            53.6            51.3
Policy loans                            154.5           137.1           113.0
Other                                   100.2            75.5            82.6
                                   ------------------------------------------
    Gross investment income           1,400.8         1,333.9         1,194.8
Investment expense                      107.0           108.6           107.5
                                   ------------------------------------------
    Net investment income            $1,293.8        $1,225.3        $1,087.3
                                   ==========================================

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.      INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)


        The change in gross unrealized gain on investments in available for sale and trading securities is as follows:




                                                      December 31,
                                        ----------------------------------------
                                           1998           1997            1996
                                        ----------------------------------------
                                                   (In Millions)

Available for sale securities:
    Fixed maturity                      $(229.5)         $223.5         $(168.6)
    Equity                                 63.1            85.7             6.3
                                        ----------------------------------------
Total                                   $(166.4)         $309.2         $(162.3)
                                        ========================================


Trading securities:
    Fixed maturity                      $  (2.5)         $ (1.1)        $  (0.5)
    Equity                                                                  0.2
                                        ----------------------------------------
Total                                   $  (2.5)         $ (1.1)        $  (0.3)
                                        ========================================



        As of December 31, 1998 and 1997, investments in fixed maturity securities with a carrying value of $13.0 million and $14.4 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.



        No investment, aggregated by issuer, exceeded 10% of total stockholder's equity as of December 31, 1998.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.      FINANCIAL INSTRUMENTS

        The estimated fair values of the Company's financial instruments are as follows:



                                                                      December 31, 1998            December 31, 1997
                                                                    -----------------------     -----------------------
                                                                    Carrying      Estimated     Carrying      Estimated
                                                                     Amount      Fair Value      Amount      Fair Value
                                                                    ---------------------------------------------------
                                                                                      (In Millions)
Assets:
    Fixed maturity and equity securities (Note 6)                   $14,164.5     $14,164.5     $14,284.9     $14,284.9
    Mortgage loans                                                    2,788.7       2,911.2       1,922.1       1,990.9
    Policy loans                                                      3,901.2       3,901.2       3,769.2       3,769.2
    Cash and cash equivalents                                           150.1         150.1         110.4         110.4
    Derivative financial instruments:
        Interest rate floors, caps, options and swaptions                67.9          67.9          22.9          22.9
        Interest rate swap contracts                                                                  0.5           0.5
        Foreign currency derivatives                                    108.2         108.2           4.1           4.1
Liabilities:
    Guaranteed interest contracts                                     5,665.3       5,751.0       3,982.0       4,035.7
    Deposit liabilities                                                 599.9         626.7         733.5         737.4
    Annuity liabilities                                               1,448.0       1,430.1       1,883.5       1,872.6
    Short-term debt                                                     295.5         295.5         104.0         104.0
    Surplus notes                                                       149.6         176.0         149.6         164.7
    Derivative financial instruments:
        Options written                                                                               1.6           1.6
        Interest rate swap contracts                                     23.3          23.3
        Asset swap contracts                                              3.6           3.6          12.6          12.6
        Credit default and total return swaps                             9.1           9.1           4.0           4.0




        The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1998 and 1997:


        MORTGAGE LOANS

        The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

        POLICY LOANS

        The carrying amounts of policy loans are a reasonable estimate of their fair values.

        CASH AND CASH EQUIVALENTS

        The carrying amounts of these items are a reasonable estimate of their fair values.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.      FINANCIAL INSTRUMENTS (CONTINUED)

        DERIVATIVE FINANCIAL INSTRUMENTS

        Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.


        Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.


        A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:



                                                   Balance                                         Balance
                                                  Beginning                     Terminations         End
                                                   of Year      Acquisitions   and Maturities      of Year
                                                 ----------------------------------------------------------
                                                                       (In Millions)
December 31, 1998:
------------------
    Interest rate floors, caps, options
        and swaptions                            $  2,730.0      $    160.6      $    237.6      $  2,653.0
    Interest rate swap contracts                    2,026.1           960.8           378.3         2,608.6
    Asset swap contracts                               67.4            30.3            34.5            63.2
    Credit default and total return swaps             288.5           771.5           410.4           649.6
    Financial futures contracts                       214.1         4,108.4         3,713.6           608.9
    Foreign currency derivatives                      207.0           959.4            35.2         1,131.2

December 31, 1997:
------------------
    Interest rate floors, caps, options
        and swaptions                               4,538.2         1,644.2         3,452.4         2,730.0
    Interest rate swap contracts                      988.3         1,356.0           318.2         2,026.1
    Asset swap contracts                               30.0            47.4            10.0            67.4
    Credit default and total return swaps             356.5            98.9           166.9           288.5
    Financial futures contracts                       609.2         3,930.6         4,325.7           214.1
    Foreign currency derivatives                       41.4           217.0            51.4           207.0

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.      FINANCIAL INSTRUMENTS (CONTINUED)


        Interest Rate Floors, Caps, Options and Swaptions
        -------------------------------------------------



        The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities in the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income in the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 1999 through 2017.


        Interest Rate Swap Contracts
        ----------------------------


        The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 1999 through 2021.


        Asset Swap Contracts
        --------------------


        The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.



        Credit Default and Total Return Swaps
        -------------------------------------



        The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 1999 through 2028.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.      FINANCIAL INSTRUMENTS (CONTINUED)

        Financial Futures Contracts
        ---------------------------


        The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.


        Foreign Currency Derivatives
        ----------------------------


        The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 1999 through 2013.


        GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES


        The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.


        ANNUITY LIABILITIES

        The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.


        SHORT-TERM DEBT



        The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market values.


        SURPLUS NOTES

        The estimated fair value of surplus notes is based on market quotes.

        FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK


        Pacific Life has issued certain contracts to 401(k) plans totaling $1.6 billion as of December 31, 1998, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.      UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS


        The detail of universal life, annuity and other investment contract deposit liabilities is as follows:




                                                   December 31,
                                            --------------------------
                                              1998             1997
                                            --------------------------
                                                  (In Millions)
Universal life                              $10,218.0        $10,012.0
Annuity                                       1,429.0          1,817.4
Other investment contract deposits            6,326.0          4,815.1
                                            --------------------------
                                            $17,973.0        $16,644.5
                                            ==========================




        The detail of universal life, annuity and other investment contract deposits policy fees and interest credited net of reinsurance ceded is as follows:




                                                      Years Ended December 31,
                                                 ------------------------------------
                                                  1998           1997           1996
                                                 ------------------------------------
                                                           (In Millions)
Policy fees:
    Universal life                               $439.9         $377.5         $318.4
    Annuity                                        82.1           50.3           26.6
    Other investment contract deposits              3.3            3.4            3.6
                                                 ------------------------------------
Total policy fees                                $525.3         $431.2         $348.6
                                                 ====================================

Interest credited:
    Universal life                               $440.8         $368.2         $284.3
    Annuity                                        79.8          116.8          138.7
    Other investment contract deposits            360.2          312.8          242.0
                                                 ------------------------------------
Total interest credited                          $880.8         $797.8         $665.0
                                                 ====================================



9.      SHORT-TERM AND LONG-TERM DEBT


        Pacific Life borrows for short-term needs by issuing commercial paper. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998, bearing an average interest rate of 5.22%, and was repaid in January 1999. There was no commercial paper debt outstanding as of December 31, 1997. Pacific Life has a revolving credit facility available of $350 million as of December 31, 1998 and 1997. There was no debt outstanding under the revolving credit facility as of December 31, 1998 and 1997.



        PAM had bank borrowings outstanding of $60 million and $104 million as of December 31, 1998 and 1997, respectively. The interest rate averaged 5.8%, 5.8% and 5.6% for the years ended December 31, 1998, 1997 and 1996, respectively. Outstanding debt is due and payable in 1999 and subject to renewal. The borrowing limit for PAM as of December 31, 1998 and 1997 was $200 million.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



9.      SHORT-TERM AND LONG-TERM DEBT (CONTINUED)



        Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1998, 1997 and 1996 and is included in net investment income on the accompanying consolidated statements of operations.



10.     INCOME TAXES


        The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.


        The provision for income taxes is as follows:


                                           Years Ended December 31,
                                       1998            1997           1996
                                     --------------------------------------
                                                (In Millions)
Current                              $134.1          $127.9          $163.5
Deferred                              (20.6)          (14.4)          (49.8)
                                     --------------------------------------
                                     $113.5          $113.5          $113.7
                                     ======================================



        The sources of the Company's provision for deferred taxes are as follows:


                                                       Years Ended December 31,
                                                 1998            1997            1996
                                               ---------------------------------------
                                                           (In Millions)
Non deductible reserves                        $ 28.2          $(27.6)         $ (6.4)
Duration hedging                                 20.8            (2.6)          (14.9)
Partnership income                               20.8
Deferred policy acquisition costs               (12.6)          (18.0)            2.1
Investment valuation                            (24.5)            3.9            (7.3)
Policyholder reserves                           (29.5)           20.1           (28.5)
Other                                            (2.6)            9.8             5.2
                                               ---------------------------------------
Deferred taxes from operations                    0.6           (14.4)          (49.8)
Release of subsidiary deferred taxes            (21.2)
                                               ---------------------------------------
Deferred tax provision                         $(20.6)         $(14.4)         $(49.8)
                                               =======================================

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


10.     INCOME TAXES (CONTINUED)


        The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes.



        A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:



                                                            Years Ended December 31,
                                                    1998             1997            1996
                                                    --------------------------------------
                                                                (In Millions)
Income taxes at the statutory rate                  $124.2          $101.3          $ 98.1
    Equity tax                                        (5.0)            5.0            16.3
    Amortization of intangibles on equity
        method investments                             4.3             7.6             6.5
    Non-taxable investment income                     (3.6)           (2.6)           (2.1)
    Other                                             (6.4)            2.2            (5.1)
                                                    --------------------------------------
Provision for income taxes                          $113.5          $113.5          $113.7
                                                    ======================================



        The net deferred tax liability is comprised of the following tax effected temporary differences:




                                                                         December 31,
                                                                     1998            1997
                                                                   -----------------------
                                                                        (In Millions)
Policyholder reserves                                              $ 254.3         $ 224.8
Investment valuation                                                  44.7            20.2
Deferred compensation                                                 33.7            25.9
Dividends                                                              7.6             7.7
Non deductible reserves                                                5.9            34.1
Depreciation                                                          (2.4)           (2.5)
Duration hedging                                                      (8.5)           12.3
Deferred policy acquisition costs                                    (13.3)          (25.9)
Partnership income                                                   (20.8)
Other                                                                 (1.4)            3.8
                                                                 -------------------------
Deferred taxes from operations                                       299.8           300.4
Deferred taxes assumed in acquisition of subsidiary                    4.8
Issuance of partnership units by affiliate                           (74.9)          (47.9)
Unrealized gain on securities available for sale                    (272.3)         (307.8)
                                                                 -------------------------
Net deferred tax liability                                         $ (42.6)        $ (55.3)
                                                                 =========================

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



11.     COMPREHENSIVE INCOME



        The Company displays comprehensive income and its components in the accompanying consolidated statements of stockholder's equity and the note herein. The Company's only component of other comprehensive income, unrealized gain (loss) on securities available for sale, is shown net of reclassification adjustments, as defined by SFAS No. 130, and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:




                                                               Years Ended December 31,
                                                        -------------------------------------
                                                          1998           1997           1996
                                                        -------------------------------------
Calculation of Holding Gain (Loss):                                 (In Millions)
-----------------------------------
    Gross holding gain (loss) on securities
        available for sale                               $(13.4)       $ 338.2        $ (75.7)
    Tax (expense) benefit                                   4.5         (117.1)          26.5
                                                        -------------------------------------
    Holding gain (loss) on securities available
        for sale, net of tax                             $ (8.9)       $ 221.1        $ (49.2)
                                                        -------------------------------------
Calculation of Reclassification Adjustment:
-------------------------------------------
    Realized gain on sale of securities
        available for sale                               $ 89.3        $  38.9        $  82.6
    Tax expense                                           (31.3)         (13.8)         (29.0)
                                                        -------------------------------------
    Reclassification adjustment, net of tax              $ 58.0        $  25.1        $  53.6
                                                        -------------------------------------
Amounts Reported in Other Comprehensive Income:
-----------------------------------------------
    Holding gain (loss) on securities available
        for sale, net of tax                             $ (8.9)       $ 221.1        $ (49.2)
    Less reclassification adjustment, net of tax           58.0           25.1           53.6
                                                        -------------------------------------
    Net unrealized gain (loss) recognized in
        other comprehensive income                       $(66.9)       $ 196.0        $(102.8)
                                                        -------------------------------------

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



12.     REINSURANCE



        The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:



                                                              December 31,
                                                         1998             1997
                                                       ------------------------
                                                            (In Millions)
Reinsured universal life deposits                       $(46.0)         $(39.6)
Future policy benefits                                   108.9            92.2
Unpaid claims                                             12.5            14.0
Paid claims                                               24.3            10.2



        As of December 31, 1998, 79% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.



        Revenues and benefits are shown net of the following reinsurance transactions:




                                                                       Years Ended December 31,
                                                                  1998           1997           1996
                                                                 ------------------------------------
                                                                           (In Millions)
Ceded reinsurance netted against insurance premiums              $ 82.7         $ 70.7         $ 44.3
Assumed reinsurance included in insurance premiums                 17.2           18.1           17.8
Ceded reinsurance netted against policy fees                       65.0           77.5           71.0
Ceded reinsurance netted against net investment income            203.3          204.9          192.5
Ceded reinsurance netted against interest credited                162.8          165.8          155.2
Ceded reinsurance netted against policy benefits                  121.3           93.4           56.7
Assumed reinsurance included in policy benefits                    17.7           12.7            9.9

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



13.     SEGMENT INFORMATION



        The Company's six operating segments are Individual Insurance, Institutional Products Group, Annuities, Group Employee Benefits, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.



        The Individual Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group. The Institutional Products Group segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.



        The Group Employee Benefits segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and affiliated insurance brokerage services and investment advisory services through more than 3,100 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note
        1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.



        Corporate and Other primarily includes investment income, expenses and assets not attributable to the major segments and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.



        The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and capital gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.



        Intersegment revenues include commissions paid by the Individual Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $110 million as of December 31, 1998. The related intersegment note receivable is included in Corporate and Other segment assets.



        The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.



        Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item is interest credited to universal life, annuity and other investment contract deposits and is disclosed herein.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



13.     SEGMENT INFORMATION (CONTINUED)



        Financial information for each of the business segments is as follows:



                                                                       Institutional                    Group
                                                       Individual        Products                      Employee       Broker-
                                                       Insurance           Group        Annuities      Benefits       Dealers
                                                     ------------------------------------------------------------------------
External customers and other revenue                                                  (In Millions)
       December 31, 1998                                 $414.6            $43.3         $124.0         $521.2        $236.1
       December 31, 1997                                  379.2             61.6           83.3          480.6         154.0
       December 31, 1996                                  335.4             36.8           41.4          431.7          82.2
Intersegment revenues
       December 31, 1998                                                                                               185.3
       December 31, 1997                                                                                               143.3
       December 31, 1996                                                                                                98.0
Net investment income
       December 31, 1998                                  565.7            565.5           88.6           23.1           0.9
       December 31, 1997                                  485.2            509.6          149.4           24.9           0.8
       December 31, 1996                                  404.1            465.5          149.6           21.9           0.8
Net realized capital gains (losses)
       December 31, 1998                                    3.4            (13.6)           4.6            1.7
       December 31, 1997                                    9.8             12.8            0.6            2.0
       December 31, 1996                                    5.7              5.0           (4.5)           2.3
Net income of equity method investees
       December 31, 1998
       December 31, 1997
       December 31, 1996
Total revenues
       December 31, 1998                                  983.7            595.2          217.2          546.0         422.3
       December 31, 1997                                  874.2            584.0          233.3          507.5         298.1
       December 31, 1996                                  745.2            507.3          186.5          455.9         181.0





                                                      Investment      Corporate
                                                      Management      and Other       Total
                                                     ----------------------------------------
                                                                    (In Millions)
External customers and other revenue
       December 31, 1998                                 $17.1           $17.4       $1,373.7
       December 31, 1997                                  21.8             3.2        1,183.7
       December 31, 1996                                  22.2             5.7          955.4
Intersegment revenues
       December 31, 1998                                                (185.3)             -
       December 31, 1997                                                (143.3)             -
       December 31, 1996                                                 (98.0)             -
Net investment income
       December 31, 1998                                   8.0            42.0        1,293.8
       December 31, 1997                                   6.2            49.2        1,225.3
       December 31, 1996                                   4.8            40.6        1,087.3
Net realized capital gains (losses)
       December 31, 1998                                   4.0            38.6           38.7
       December 31, 1997                                  20.8            39.3           85.3
       December 31, 1996                                   1.1            34.4           44.0
Net income of equity method investees
       December 31, 1998                                 103.0                          103.0
       December 31, 1997                                  80.1                           80.1
       December 31, 1996                                  61.3                           61.3
Total revenues
       December 31, 1998                                 132.1           (87.3)       2,809.2
       December 31, 1997                                 128.9           (51.6)       2,574.4
       December 31, 1996                                  89.4           (17.3)       2,148.0

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



13.     SEGMENT INFORMATION (CONTINUED)



                                                                          Institutional                    Group
                                                          Individual        Products                      Employee       Broker-
                                                          Insurance           Group        Annuities      Benefits       Dealers
                                                        ------------------------------------------------------------------------
                                                                                         (In Millions)
Segment profit (loss) before income tax provision
       December 31, 1998                                    $151.1            $74.6          $34.1          $10.3          $9.9
       December 31, 1997                                     132.4             98.3           23.5           28.8           6.4
       December 31, 1996                                     109.3             80.7          (16.5)          26.3           4.3
Income tax provision (benefit)
       December 31, 1998                                      52.6             21.2           11.3            2.9           4.5
       December 31, 1997                                      55.8             33.9            9.4            9.1           2.7
       December 31, 1996                                      44.8             27.5           (0.4)           6.2           1.8
Segment net income (loss)
       December 31, 1998                                      98.5             53.4           22.8            7.4           5.4
       December 31, 1997                                      76.6             64.4           14.1           19.7           3.7
       December 31, 1996                                      64.5             53.2          (16.1)          20.1           2.5

Interest credited on universal life, annuity
   and other investment contract deposits
       December 31, 1998                                     449.6            354.1           71.0
       December 31, 1997                                     378.8            299.8          106.2
       December 31, 1996                                     290.3            232.9          132.8

Segment assets
       As of December 31, 1998                            14,578.2         15,221.0        8,384.2          361.1          55.8
       As of December 31, 1997                            13,426.7         12,241.7        6,310.8          368.6          52.4





                                                        Investment      Corporate
                                                        Management      and Other       Total
                                                        ---------------------------------------
                                                                      (In Millions)
Segment profit (loss) before income tax provision
       December 31, 1998                                   $60.1           $14.9         $355.0
       December 31, 1997                                    24.6           (24.5)         289.5
       December 31, 1996                                    34.1            42.1          280.3
Income tax provision (benefit)
       December 31, 1998                                     2.1            18.9          113.5
       December 31, 1997                                    10.1            (7.5)         113.5
       December 31, 1996                                    21.5            12.3          113.7
Segment net income (loss)
       December 31, 1998                                    58.0            (4.0)         241.5
       December 31, 1997                                    14.5           (17.0)         176.0
       December 31, 1996                                    12.6            29.8          166.6

Interest credited on universal life, annuity
   and other investment contract deposits
       December 31, 1998                                                     6.1          880.8
       December 31, 1997                                                    13.0          797.8
       December 31, 1996                                                     9.0          665.0

Segment assets
       As of December 31, 1998                             267.3         1,016.3       39,883.9
       As of December 31, 1997                             305.4         1,303.2       34,008.8

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



14.     PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS


        PENSION PLANS

        Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age 21. The full-benefit vesting period for all participants is five years.


        Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.


        Components of net periodic pension cost are as follows:


                                                                       Years Ended December 31,
                                                                  1998            1997            1996
                                                                 --------------------------------------
                                                                              (In Millions)
Service cost - benefits earned during the year                   $  4.0          $  3.6          $  3.7
Interest cost on projected benefit obligation                      10.9            10.4             9.8
Expected return on plan assets                                    (15.0)          (12.8)          (11.2)
Amortization of net obligations and prior service cost             (1.4)           (1.4)           (1.4)
                                                                 --------------------------------------
Net periodic pension cost (benefit)                              $ (1.5)         $ (0.2)         $  0.9
                                                                 ======================================

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



14.     PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)



        The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:



                                                            December 31,
                                                        1998            1997
                                                       ----------------------
                                                           (In Millions)
Change in Benefit Obligation:
-----------------------------
Benefit obligation, beginning of year                  $157.9          $140.9
    Service cost                                          4.0             3.6
    Interest cost                                        10.9            10.4
    Plan expense                                         (0.3)           (0.2)
    Actuarial loss                                       11.9            10.1
    Benefits paid                                        (6.6)           (6.9)
                                                       ----------------------
Benefit obligation, end of year                        $177.8          $157.9
                                                       ======================

Change in Plan Assets:
----------------------
Fair value of plan assets, beginning of year           $180.3          $154.2
    Actual return on plan assets                         21.9            33.2
    Plan expense                                         (0.3)           (0.2)
    Benefits paid                                        (6.6)           (6.9)
                                                       ----------------------
Fair value of plan assets, end of year                 $195.3          $180.3
                                                       ======================

Funded Status Reconciliation:
-----------------------------
Funded status                                          $ 17.5          $ 22.4
Unrecognized transition asset                            (3.6)           (4.8)
Unrecognized prior service cost                          (1.0)           (1.2)
Unrecognized actuarial gain                              (9.7)          (14.7)
                                                       ----------------------
Prepaid pension cost                                   $  3.2          $  1.7
                                                       ======================

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



14.     PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)



        In determining the actuarial present value of the projected benefit obligation as of December 31, 1998 and 1997, the weighted average discount rate used was 6.5% and 7.0%, respectively, and the rate of increase in future compensation levels was 5.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1998 and 1997.


        In connection with the merger of PCL into Pacific Life as discussed in
        Note 4, Pacific Life assumed sponsorship of PCL's defined benefit pension plan. This pension plan provides for retirement income benefits at age 65 with reduced benefits for early retirement. Effective December 31, 1997, PCL's defined benefit plan merged into Pacific Life's plan. All benefits associated with PCL's plan remain unchanged subsequent to the merger.


        POSTRETIREMENT BENEFITS



        Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.



        The net periodic postretirement benefit cost for the years ended December 31, 1998, 1997 and 1996 is $0.7 million, $0.8 million and $1.4 million, respectively. As of December 31, 1998 and 1997, the accumulated benefit obligation is $19.3 million and $20.0 million, respectively. The fair value of the plan assets as of December 31, 1998 and 1997 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $25.3 million and $26.0 million as of December 31, 1998 and 1997, respectively.



        The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8% and 9% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7% and 8% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3% in 2003 and remain at that level thereafter.



        The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.5%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.5%.



        The discount rate used in determining the accumulated postretirement benefit obligation is 6.5% and 7.0% for 1998 and 1997, respectively.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



14.     PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)


        OTHER PLANS


        Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership Plan ("ESOP") sponsored by Pacific LifeCorp. The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions.


        Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

        The Company also has performance based incentive compensation plans for its employees.



15.     TRANSACTIONS WITH AFFILIATES



        Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $42.1 million, $27.5 million and $14.3 million for the years ended December 31, 1998, 1997 and 1996, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $232,000, $165,000 and $108,000 for the years ended December 31, 1998, 1997 and 1996, respectively.



        PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $16.9 million, $11.4 million and $6.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $40.3 million and $46.5 million as of December 31, 1998 and 1997, respectively.



        Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.2 million, $1.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

                 Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



16.     TERMINATION AND NON-COMPETITION AGREEMENTS


        Effective November 15, 1994, in connection with the PIMCO Advisors transaction (Note 1), termination and non-competition agreements were entered into with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.


        For the years ended December 31, 1998, 1997 and 1996, approximately $49.4 million, $85.8 million and $35.3 million, respectively, is included in operating expenses on the accompanying consolidated statements of operations related to the termination and non-competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.




17.     COMMITMENTS



        The Company has outstanding commitments to make investments primarily in fixed maturities, mortgage loans, limited partnerships and other investments as follows (In Millions):




Years Ending December 31:
-------------------------
    1999                                                 $ 172.7
    2000-2003                                              202.1
    2004 and thereafter                                     55.9
                                                         -------
Total                                                    $ 430.7
                                                         =======




        The Company leases office facilities under various non-cancelable operating leases. Aggregate minimum future commitments as of December 31, 1998 through the term of the leases are approximately $37.5 million.




18.     LITIGATION



        The Company was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by the Company on or after January 1, 1982. The Company has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement is currently being implemented. The cost of the settlement has been included in the accompanying consolidated statements of operations during the three years ended December 31, 1998.


        Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.


--------------------------------------------------------------------------------

PART II

Part C:  OTHER INFORMATION

         Item 24.         Financial Statements and Exhibits

                          (a)     Financial Statements

                                  Part A:  None

                                  Part B:
                                        (1)     Registrant's Financial
                                                Statements


                                            Audited Financial Statements dated
                                            as of December 31, 1998 which are
                                            incorporated by reference from the
                                            1998 Annual Report include the
                                            following for Separate Account B:

                                                Statements of Assets and
                                                  Liabilities
                                                Statements of Operations
                                                Statements of Changes in Net
                                                  Assets
                                                Notes to Financial Statements

                                        (2)     Depositor's Financial Statements

                                           Audited Consolidated Financial
                                           Statements as of December 31, 1998
                                           and 1997 and for the three year
                                           period ended December 31, 1998
                                           included in Part B include the
                                           following for Pacific Life:


                                                Independent Auditors' Report
                                                Consolidated Statements of
                                                  Financial Condition
                                                Consolidated Statements of
                                                  Operations and Stockholder's
                                                  Equity
                                                Consolidated Statements of Cash
                                                  Flows
                                                Notes to Consolidated Financial
                                                  Statements

                          (b)     Exhibits

                          1.      (a)      Resolution of the Board of Directors
                                           of Depositor authorizing
                                           establishment of Separate Account B
                                           and Memorandum establishing Separate
                                           Account B(1)

                                  (b) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws /3/

                          2.      Not applicable

                          3.      (a)      Distribution and Wholesaling
                                           Agreement between Pacific Mutual and
                                           Pacific Mutual Distributors, Inc.
                                           ("PMD")(1)

                          3.      (b)      Form of Selling Agreement between
                                           Pacific Mutual, PMD and various
                                           Broker-Dealers(2)

                          4.      (a)      Form of Individual Flexible Premium
                                           Variable Accumulation Annuity
                                           Contract(2)

                                  (b)      Qualified Plan Loan Endorsement(1)

                                  (c)      Individual Retirement Annuity
                                           Rider(1)

                                  (d)      Qualified Pension Plan Rider(1)

                                  (e)      403(b) Tax-Sheltered Annuity Rider(1)

                                  (f)      Section 457 Plan Rider(1)


                                  (g)      Individual Retirement Annuity Rider
                                           (R-IRA 198)(3)

                                  (h)      Roth Individual Retirement Annuity
                                           Rider (R-RIRA 198)(3)

                                  (i) Simple Individual Retirement Annuity Rider (R-SIRA 198)(3)

                          5.      (a)      Application Form for Individual
                                           Flexible Premium Variable
                                           Accumulation Annuity Contract(3)


                                  (b)      Application/Confirmation Form(1)


                          6.      (a)      Pacific Life's Articles of
                                           Incorporation(3)

                                  (b)      By-laws of Pacific Life(3)

                          7.      Not applicable

                          8.      Fund Participation Agreement(2)
                          9. Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered(1)
                          10.     (a)      Consent of Deloitte & Touche LLP,
                                           independent auditor
                                  (b)      Consent of Dechert Price & Rhoads(1)
                          11.     Not applicable

                          12.     Not applicable

                          13.     Performance Calculations

                          14.     Not applicable

                          15.     Powers of Attorney


(1) Included in Registrant's Form Type N-4 EL, file No. 333-14131, Accession No. 0000950150-96-001122 filed on October 15, 1996 and incorporated by reference herein.

(2) Included in Registrant's Form Type N-4 EL, file No. 333-14131, Accession No. 0000950150-97-000477 filed on April 1, 1997 and incorporated by reference herein.


(3) Included in Registrant's Form Type N-4 EL, file No. 333-14131, Accession No. 0000950150-98-000694 filed on April 30, 1998 and incorporated by reference herein.


Item 25.         Directors and Officers of Pacific Life

                                           Positions and Offices
Name and Address                           With Pacific Life

Thomas C. Sutton                           Director, Chairman of the Board, and
                                           Chief Executive Officer

Glenn S. Schafer                           Director and President

Khanh T. Tran                              Director, Senior Vice President and
                                           Chief Financial Officer

David R. Carmichael                        Director, Senior Vice President and
                                           General Counsel

Audrey L. Milfs                            Director, Vice President and
                                           Corporate Secretary

Richard M. Ferry                           Director

Donald E. Guinn                            Director

Ignacio E. Lozano, Jr.                     Director

Charles D. Miller                          Director

Donn B. Miller                             Director

Richard M. Rosenberg                       Director

James R. Ukropina                          Director

Raymond L. Watson                          Director

Edward R. Byrd                             Vice President and Controller

Brian D. Klemens                           Vice President and Treasurer

Gerald W. Robinson                         Executive Vice President


_____________________________

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, CA 92660

Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account B

                 The following is an explanation of the organization chart of Pacific Life's subsidiaries:

             PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                LEGAL STRUCTURE


         Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Pacific Life has a 40% ownership of American Maturity Life Insurance Company (a Connecticut Corporation), a 50% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company), and is the parent company of Pacific Asset Management LLC (a Delaware Limited Liability Company), Pacific Mutual Realty Finance, Inc., Pacific Life and Annuity Company (an Arizona Corporation), Pacific Mutual Distributors, Inc., and World-Wide Holdings Limited (a United Kingdom Corporation). A subsidiary of Pacific Mezzanine Associates, L.L.C. is Pacific Mezzanine Investors, L.L.C., along with its subsidiary Pacific Mezzanine Fund, L.P. Subsidiaries of Pacific Asset Management LLC are PMRealty Advisors, Inc., PPA LLC (a Delaware Limited Liability Company), CCM LLC (a Delaware Limited Liability Company), NFJ LLC (a Delaware Limited Liability Company), and PIMCO Holding LLC (a Delaware Limited Liability Company), and its 100% direct and indirect ownership of Pacific Financial Products, Inc. (a Delaware Corporation). Pacific Asset Management LLC directly and indirectly beneficially owns 33.4% of the outstanding partnership interests in PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Mutual Distributors, Inc. include: Associated Financial Group, inc.; Mutual Service Corporation (a Michigan Corporation), along with its subsidiaries Advisors' Mutual Service Center, Inc. (a Michigan Corporation) and Titan Value Equities Group, Inc.; and United Planners' Group, Inc. (an Arizona Corporation which is 97% owned), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings limited include: World-Wide Reassurance Company Limited (a United Kingdom Corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27.         Number of Contractholders
                  Approximately 409 Qualified
                  1107 Non Qualified



Item 28.         Indemnification
                 (a) The Distribution Agreement between Pacific Life and PMD provides substantially as follows:
                 Pacific Life hereby agrees to indemnify and hold harmless PMD, its officers, directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PMD.

                 PMD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PMD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PMD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

         (b) The Form of Selling Agreement between Pacific Life, PMD and Various Broker-Dealers provides substantially as follows:

                 Pacific Life and PMD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Innovations Trust (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PMD pursuant to Section IV.E. of this Agreement.

                 Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PMD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PMD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or
                 (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PMD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PMD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.


Item 29.         Principal Underwriters
                 (a) PMD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account A and Pacific Select Fund.


                 (b) For information regarding PMD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

                 (c) PMD retains no compensation or net discounts or commissions from the Registrant.

Item 30.         Location of Accounts and Records

                          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.         Management Services

                 Not applicable

Item 32.         Undertakings

                 The Registrant hereby undertakes:

                 (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

                 (b) to include either (1) as a part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

                 (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

         (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6- 88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.


         (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

         (c) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post Effective Amendment No. 3 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 30th day of April, 1999.
                               SEPARATE ACCOUNT B
                                       (Registrant)
                               By:     PACIFIC LIFE INSURANCE COMPANY

                               By:     ___________________
                                       Thomas C. Sutton*
                                       Chairman and Chief Executive Officer

                               By:     PACIFIC LIFE INSURANCE COMPANY
                                       (Depositor)

                               By:     ___________________
                                       Thomas C. Sutton*
                                       Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                         Title                                              Date
______________________            Director, Chairman of the Board                    April 30, 1999
Thomas C. Sutton*                 and Chief Executive Officer

______________________            Director and President                             April 30, 1999
Glenn S. Schafer*

______________________            Director, Senior Vice President and                April 30, 1999
Khanh T. Tran*                    Chief Financial Officer

______________________            Director, Senior Vice President and                April 30, 1999
David R. Carmichael*              General Counsel

______________________            Director, Vice President and                       April 30, 1999
Audrey L. Milfs*                  Corporate Secretary

______________________            Director                                           April 30, 1999
Richard M. Ferry*

______________________            Director                                           April 30, 1999
Donald E. Guinn*

______________________            Director                                           April 30, 1999
Ignacio E. Lozano, Jr.*

______________________            Director                                           April 30, 1999
Charles D. Miller*

______________________            Director                                           April 30, 1999
Donn B. Miller*

______________________            Director                                           April 30, 1999
Richard M. Rosenberg*

______________________            Director                                           April 30, 1999
James R. Ukropina*

______________________            Director                                           April 30, 1999
Raymond L. Watson*

______________________           Vice President and Controller                       April 30, 1999
Edward R. Byrd*

______________________           Vice President and Treasurer                        April 30, 1999
Brian D. Klemens*

______________________           Executive Vice President                            April 30, 1999
Gerald W. Robinson*



*By:     /s/ DAVID R. CARMICHAEL
         David R. Carmichael
         as attorney-in-fact                                 April 30, 1999


(Powers of Attorney are contained in this Post-Effective Amendment No. 3 as Exhibit 15)